    As filed with the Securities and Exchange Commission on May 1, 1997



                                              1933 Act Registration No. 33-10438
                                              1940 Act Registration No. 811-4919


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-lA

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ X ]

                   Pre-Effective Amendment No. ___    [___]

                   Post-Effective Amendment No.  24   [ X ]
                                                 --

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940 [ X ]

                               Amendment No. 23
                                            ----
                       (Check appropriate box or boxes.)

                           PAINEWEBBER SERIES TRUST
              (Exact name of registrant as specified in charter)

                          1285 Avenue of the Americas
                           New York, New York  10019
                   (Address of principal executive offices)
      Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                  Copies to:
                            ELINOR W. GAMMON, Esq.
                          Kirkpatrick & Lockhart LLP
                                 Second Floor
                        1800 Massachusetts Avenue, N.W.
                         Washington, D.C.  20036-1800
                           Telephone: (202) 778-9000

It is proposed that this filing will become effective:

[___]   Immediately upon filing pursuant to Rule 485(b)

[ X ]   On  May 1, 1997 pursuant to Rule 485(b)
            -----------
[___]   60 days after filing pursuant to Rule 485(a)(i)
[___]   On _________________ pursuant to Rule 485(a)(i)
[___]   75 days after filing pursuant to Rule 485(a)(ii)
[___]   On _________________ pursuant to Rule 485(a)(ii)

If appropriate, check the following box:

[___] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on February 24, 1997.

                           PaineWebber Series Trust
                        Form N-1A Cross Reference Sheet


       Part A Item No. and Caption                    Prospectus Caption
       ---------------------------                    ------------------

1.    Cover Page                             Cover Page

2.    Synopsis                               Not Applicable

3.    Condensed Financial Information        Financial Highlights

4.    General Description of Registrant      Investment Objectives and
                                             Policies; Description of
                                             Securities and Investment
                                             Techniques; General Information


5.    Management of the Fund                 Management; General Information

5A.   Management's Discussion of Fund        Financial Highlights
      Performance

6.    Capital Stock and Other Securities     Cover Page; Dividends, Other
                                             Distributions and Federal Tax;
                                             General Information

7.    Purchase of Securities                 Purchases, Redemptions
      Being Offered                          and Exchanges; Valuation of Shares

8.    Redemption or Repurchase               Purchases, Redemptions and
                                             Exchanges

9.    Pending Legal Proceeding               Not Applicable


      Part B - Item No. and Caption          Statement of Additional
      -----------------------------          Information Caption


10.   Cover Page                             Cover Page

11.   Table of Contents                      Table of Contents

12.   General Information and History        Other Information

13.   Investment Objective and Policies      Investment Policies and
                                             Restrictions; Hedging and Option
                                             Income Strategies; Portfolio
                                             Transactions

14.   Management of the Fund                 Management of the Fund

15.   Control Persons and                    Trustees and Officers
      Principal Holders of
      Securities



      Part B - Item No. and Caption          Statement of Additional
      -----------------------------          Information Caption
                                             -----------------------

16.   Investment Advisory and                Investment Advisory Services; Other
      Other Services                         Information

17.   Brokerage Allocation                   Portfolio Transactions

18.   Capital Stock and Other                Dividends and Other Distributions;
      Securities                             Other Information

19.   Purchase, Redemption and Pricing       Additional Purchase and Redemption
      of Securities Being Offered            Information; Valuation of Shares

20.   Tax Status                             Taxes

21.   Underwriters                           Not Applicable

22.   Calculation of Performance Data        Not Applicable

23.   Financial Statements                   Financial Statements


Part C
------

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

PaineWebber Series Trust ("Fund") is a professionally managed, open-end investment company that offers the nine series of shares ("Portfolios") listed below. All the Portfolios except Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and certain Portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

  * MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  * HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed and asset-backed securities of private issuers.

  * STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as Sub-Adviser to this Portfolio.

  * GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

  * BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

  * GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

  * GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

  * AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. Nicholas-Applegate Capital Management serves as Sub-Adviser to this Portfolio.

  * GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as Sub-Adviser to this Portfolio.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated May 1, 1997 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is May 1, 1997.

                                      PW 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... PW  3
Investment Objectives and Policies........................................ PW 11
Description of Securities, Investment Techniques and Related Risks........ PW 16
Purchases, Redemptions and Exchanges...................................... PW 27
Dividends, Other Distributions and Federal Income Tax..................... PW 27
Valuation of Shares....................................................... PW 28
Management................................................................ PW 29
General Information....................................................... PW 32

                                      PW 2

                             FINANCIAL HIGHLIGHTS

The tables below provide data and ratios for one share of each Portfolio during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below relating to each of the five years in the period ended December 31, 1996, have been audited by Ernst & Young LLP. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-986-0088. The information appearing below for periods prior to the year ended December 31, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

The financial highlights information pertains to the Portfolios and does not reflect charges related to the separate accounts that fund the Contracts. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

                                                       MONEY MARKET PORTFOLIO
                          ------------------------------------------------------------------------------------------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                           MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                              1987+ TO
                          ----------------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994     1993     1992     1991     1990    1989    1988       1987
                          -------  -------  -------  -------  -------  -------  ------  ------  ------  ------------
Net asset value,
 beginning
 of period..............  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Net investment income...     0.04     0.05     0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Dividends from net
 investment income......    (0.04)  (0.05)    (0.03)   (0.02)   (0.03)   (0.05)  (0.05)  (0.08)  (0.06)     (0.03)
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Net asset value, end of
 period.................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          =======  =======  =======  =======  =======  =======  ======  ======  ======     ======
Total investment return
 (1)....................     4.32%    5.22%    3.43%    2.45%    3.00%    5.00%   5.00%   8.00%   6.00%      3.40%
                          =======  =======  =======  =======  =======  =======  ======  ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $12,287  $21,974  $25,042  $15,468  $19,383  $20,249  $8,720  $4,367  $3,278     $2,974
Expenses to average net
 assets**...............     1.17%    0.79%    0.88%    0.86%    0.81%    1.00%   2.02%   1.55%   1.56%      1.54%*
Net investment income to
 average net assets**...     4.27%    5.23%    3.56%    2.43%    3.13%    4.92%   6.13%   7.62%   5.74%      5.40%*

-------

 *  Annualized

** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 2.04% and 6.11%, 2.17% and 6.99%, 2.36% and 4.94%, and
    4.60% and 2.34%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 3

                                               HIGH GRADE FIXED INCOME
                                                      PORTFOLIO
                                         ---------------------------------------




                                            FOR THE YEARS         FOR THE PERIOD
                                                ENDED              NOVEMBER 8,
                                             DECEMBER 31,            1993+ TO
                                         ----------------------    DECEMBER 31,
                                          1996    1995    1994         1993
                                         ------  ------  ------   --------------
Net asset value, beginning of period...  $ 9.49  $ 8.71  $ 9.61       $10.00
                                         ------  ------  ------       ------
Net investment income (loss)...........    1.04    0.56    0.26         0.02
Net realized and unrealized gains
 (losses) from investments.............   (0.91)   0.79   (0.89)       (0.39)
                                         ------  ------  ------       ------
Total income (loss) from investment
 operations............................    0.13    1.35   (0.63)       (0.37)
                                         ------  ------  ------       ------
Dividends from net investment income...   (0.52)  (0.57)  (0.27)       (0.02)
Distributions from net realized gains
 from investments......................     --      --      --           --
                                         ------  ------  ------       ------
Total dividends and distributions......   (0.52)  (0.57)  (0.27)       (0.02)
                                         ------  ------  ------       ------
Net asset value, end of period.........  $ 9.10  $ 9.49  $ 8.71       $ 9.61
                                         ======  ======  ======       ======
Total investment return (1)............    1.41%  15.44%  (6.56)%      (3.73)%
                                         ======  ======  ======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's)......  $7,902  $9,147  $7,638       $1,480
Expenses to average net assets**.......    1.62%   1.01%   1.56%        0.00%
Net investment income (loss) to average
 net assets**..........................    5.04%   5.56%   4.61%        3.90%*
Portfolio turnover.....................     282%    136%     36%           0%
Average commission rate paid (2).......     --      --      --           --

--------

 *  Annualized

** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 23.52% and (19.62)%, respectively.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                     PW 4

                                           STRATEGIC FIXED INCOME PORTFOLIO
                          ---------------------------------------------------------------------------
                                                                                           FOR THE
                                                                                            PERIOD
                                                                                           JULY 5,
                                     FOR THE YEARS ENDED DECEMBER 31,                      1989+ TO
                          -------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990       1989
                          -------  -------  -------   -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....  $ 10.61  $ 10.34  $ 11.93   $ 11.58  $ 11.61  $ 10.49  $10.17     $10.00
                          -------  -------  -------   -------  -------  -------  ------     ------
Net investment income...     1.40     0.88     0.85      0.87     0.74     0.47    0.45       0.10
Net realized and
 unrealized gains
 (losses) from
 investments............    (1.01)    1.03    (1.49)     0.48     0.05     1.12    0.32       0.17
                          -------  -------  -------   -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..     0.39     1.91    (0.64)     1.35     0.79     1.59    0.77       0.27
                          -------  -------  -------   -------  -------  -------  ------     ------
Dividends from net
 investment income......    (0.70)   (0.88)   (0.85)    (0.87)   (0.74)   (0.47)  (0.45)     (0.10)
Distributions from net
 realized gains from
 investments............    (0.09)   (0.76)   (0.10)    (0.13)   (0.08)     --      --         --
                          -------  -------  -------   -------  -------  -------  ------     ------
Total dividends and
 distributions..........    (0.79)   (1.64)   (0.95)    (1.00)   (0.82)   (0.47)  (0.45)     (0.10)
                          -------  -------  -------   -------  -------  -------  ------     ------
Net asset value, end of
 period.................  $ 10.21  $ 10.61  $ 10.34   $ 11.93  $ 11.58  $ 11.61  $10.49     $10.17
                          =======  =======  =======   =======  =======  =======  ======     ======
Total investment return
 (1)....................     3.79%   18.51%   (5.34)%   11.66%    6.76%   15.17%   7.58%      2.70%
                          =======  =======  =======   =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $10,689  $13,741  $17,020   $22,354  $24,103  $15,690  $5,192     $1,294
Expenses to average net
 assets**...............     1.52%    0.99%    0.89%     0.79%    0.76%    1.25%   1.55%      1.55%*
Net investment income to
 average
 net assets**...........     5.88%    6.35%    6.64%     6.13%    6.59%    6.43%   6.80%      6.17%*
Portfolio turnover......      317%     234%      54%        8%      23%       1%     66%         0%

--------

 *  Annualized

** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.28% and 6.40%, 3.14% and 5.20% and 13.87% and (6.15)%, respectively, for the years ending December 31, 1991 and 1990, and for the period ended December 31, 1989.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 5

                                                    GLOBAL INCOME PORTFOLIO
                          ------------------------------------------------------------------------------------
                                                                                                    FOR THE
                                                                                                     PERIOD
                                                                                                     MAY 1,
                                         FOR THE YEARS ENDED DECEMBER 31,                           1988+ TO
                          ----------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990     1989       1988
                          -------  -------  -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....  $ 11.20  $ 10.88  $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Net investment income
 (loss).................     0.87    (0.05)    0.97      0.96     0.80     0.75     0.52    0.94       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............    (0.13)    1.52    (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..     0.74     1.47    (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Dividends from net
 investment income......    (0.79)   (1.15)   (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
Distributions in excess
 of net investment
 income.................      --       --       --      (0.16)     --       --       --      --         --
Distributions from net
 realized gains on
 investments............    (0.01)     --       --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Total dividends and
 distributions..........    (0.80)   (1.15)   (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................  $ 11.14  $ 11.20  $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                          =======  =======  =======   =======  =======  =======  =======  ======     ======
Total investment return
 (1)....................     6.62%   13.58%   (5.56)%   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                          =======  =======  =======   =======  =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $24,436  $35,700  $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
Expenses to average net
 assets**...............     1.56%    1.19%    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
Net investment income to
 average net assets**...     6.56%    7.21%    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover .....      134%     160%      97%       69%      75%      14%     110%     32%       136%

--------

 *  Annualized

** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 6

                                                      BALANCED PORTFOLIO*
                          -------------------------------------------------------------------------------------
                                                                                                     FOR THE
                                                                                                      PERIOD
                                                                                                     JUNE 1,
                                         FOR THE YEARS ENDED DECEMBER 31,                            1988+ TO
                          -----------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990     1989        1988
                          -------  -------  -------   -------  -------  -------  -------  -------  ------------
Net asset value,
 beginning
 of period..............  $ 10.70  $ 9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Net investment income...     0.57     0.35     0.30      0.33     0.35     0.47     0.65     0.66       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............     1.21     1.88    (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Total income (loss) from
 investment operations..     1.78     2.23    (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Dividends from net
 investment income......    (0.28)   (0.35)   (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
Distributions from net
 realized gains on
 investments............    (1.25)   (0.72)   (0.97)    (1.16)     --       --       --     (0.41)       --
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Total dividends and
 distributions..........    (1.53)   (1.07)   (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Net asset value, end of
 period.................  $ 10.95  $ 10.70  $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                          =======  =======  =======   =======  =======  =======  =======  =======    =======
Total investment return
 (1)....................    16.82%   23.27%   (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                          =======  =======  =======   =======  =======  =======  =======  =======    =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $29,224  $23,413  $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
Expenses to average net
 assets***..............     1.24%    1.09%    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%**
Net investment income to
 average net assets***..     2.29%    2.88%    2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%**
Portfolio turnover......      235%     171%     112%       60%      31%     101%     169%     230%        70%
Average commission rate
 paid (2)...............  $0.0616      --       --        --       --       --       --       --         --

-------

 * Prior to January 26, 1996, Balanced Portfolio was known as Asset Allocation Portfolio.

**  Annualized

*** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Balanced Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                     PW 7

                                    GROWTH AND INCOME PORTFOLIO
                          --------------------------------------------------------
                                FOR THE YEARS ENDED                FOR THE PERIOD
                                   DECEMBER 31,                   JANUARY 2, 1992+
                          -------------------------------------   TO DECEMBER 31,
                           1996      1995      1994      1993           1992
                          -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....  $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          -------   -------   -------   -------       -------
Net investment income...     0.13      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............     2.46      2.70     (0.71)    (0.39)         0.26
                          -------   -------   -------   -------       -------
Total income (loss) from
 investment operations..     2.59      2.80     (0.61)    (0.23)         0.34
                          -------   -------   -------   -------       -------
Dividends from net
 investment income......    (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............    (2.09)    (0.03)      --        --            --
                          -------   -------   -------   -------       -------
Total dividends and
 distributions..........    (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          -------   -------   -------   -------       -------
Net asset value, end of
 period.................  $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          =======   =======   =======   =======       =======
Total investment return
 (1)....................    22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................     1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....     0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover......       99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............  $0.0598       --        --        --            --

--------

*   Annualized

+   Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 8

                                                           GROWTH PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                               MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                                  1987+ TO
                          --------------------------------------------------------------------------------  DECEMBER 31,
                           1996      1995     1994      1993     1992     1991     1990      1989    1988       1987
                          -------   -------  -------   -------  -------  -------  -------   ------  ------  ------------
Net asset value,
 beginning
 of period..............   $17.57   $ 14.56  $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76     $10.00
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Net investment income
 (loss).................    (0.06)     0.04     0.01      0.00     0.11     0.10     0.14     0.09    0.21       0.09
Net realized and
 unrealized gains
 (losses) from
 investments............     3.29      4.68    (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41      (1.24)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Total income (loss) from
 investment operations..     3.23      4.72    (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62      (1.15)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Dividends from net
 investment income......      --      (0.08)   (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --       (0.09)
Distributions from net
 realized gains from
 investments............    (3.32)    (1.63)   (1.37)    (0.70)     --       --       --     (2.41)    --         --
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Total dividends and
 distributions..........    (3.32)    (1.71)   (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --       (0.09)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Net asset value, end of
 period.................   $17.48   $ 17.57  $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38     $ 8.76
                          =======   =======  =======   =======  =======  =======  =======   ======  ======     ======
Total investment
 return (1).............    18.70%    32.50%  (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%    (11.52)%
                          =======   =======  =======   =======  =======  =======  =======   ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $36,357   $42,784  $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802     $3,891
Expenses to average net
 assets**...............     1.14%     1.02%    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%      1.79%*
Net investment income
 (loss) to average net
 assets**...............    (0.29)%    0.23%    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%      3.00%*
Portfolio turnover......       53%       41%      27%       35%      29%      28%      35%      68%    190%         2%
Average commission rate
 paid (2)...............  $0.0600       --       --        --       --       --       --       --      --         --

--------

 *  Annualized

** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, 3.58% and (1.15)%, and
    5.44% and (0.64)%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                     PW 9

                                                       GLOBAL GROWTH PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                               MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                                  1987+ TO
                          --------------------------------------------------------------------------------  DECEMBER 31,
                           1996     1995      1994      1993     1992      1991     1990     1989    1988       1987
                          -------  -------   -------   -------  -------   -------  -------  ------  ------  ------------
Net asset value,
 beginning
 of period..............  $ 12.00  $ 12.44   $ 14.97   $ 11.10  $ 12.06   $ 11.76  $ 11.43  $10.49  $ 8.35     $10.00
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Net investment income
 (loss).................     0.14     0.01     (0.03)     0.03     0.10      0.23     0.19    0.07    0.07       0.05
Net realized and
 unrealized gains
 (losses) from
 investments............     1.68    (0.45)    (1.76)     4.42    (1.01)     0.35     0.67    1.94    2.07      (1.59)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Total income (loss) from
 investment operations..     1.82    (0.44)    (1.79)     4.45    (0.91)     0.58     0.86    2.01    2.14      (1.54)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Dividends from net
 investment income......    (0.08)     --      (0.01)      --     (0.05)    (0.23)   (0.19)  (0.07)    --       (0.05)
Excess of net investment
 income.................      --       --        --        --       --        --       --    (0.19)    --         --
Distributions from net
 realized gains from
 investments............      --       --      (0.73)    (0.58)     --      (0.05)   (0.34)  (0.81)    --       (0.06)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Total dividends and
 distributions..........    (0.08)    0.00     (0.74)    (0.58)   (0.05)    (0.28)   (0.53)  (1.07)    --       (0.11)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Net asset value, end of
 period.................  $ 13.74  $ 12.00   $ 12.44   $ 14.97  $ 11.10   $ 12.06  $ 11.76  $11.43  $10.49     $ 8.35
                          =======  =======   =======   =======  =======   =======  =======  ======  ======     ======
Total investment
 return (1).............    15.14%   (3.54)%  (11.94)%   40.02%   (7.55)%    4.93%    7.53%  19.18%  25.63%    (15.42)%
                          =======  =======   =======   =======  =======   =======  =======  ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $25,701  $28,507   $40,493   $38,035  $21,493   $24,308  $16,149  $3,806  $3,250     $3,135
Expenses to average net
 assets**...............     1.10%    1.96%     1.48%     1.40%    1.46%     1.53%    2.07%   2.10%   2.08%      2.10%*
Net investment income
 (loss) to average
 net assets**...........     0.46%    0.10%    (0.13)%    0.38%    0.82%     2.12%    3.29%   0.71%   0.68%      1.09%*
Portfolio turnover......       44%     157%      175%      267%     127%       89%     120%    201%     33%         5%
Average commission rate
 paid (2)...............  $0.0110      --        --        --       --        --       --      --      --         --

--------

 *  Annualized

** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.19% and 3.17%, 4.35% and (1.54)%, 4.55% and
    (1.79)% and 4.87% and (1.68)%, respectively, for the years ended December 31, 1990, 1989, and 1988 and for the period ended December 31, 1987.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                     PW 10

                                               AGGRESSIVE GROWTH
                                                   PORTFOLIO
                                     -------------------------------------------
                                          FOR THE YEARS           FOR THE PERIOD
                                              ENDED                NOVEMBER 2,
                                          DECEMBER 31,               1993+ TO
                                     --------------------------    DECEMBER 31,
                                      1996      1995     1994          1993
                                     -------   -------  -------   --------------
Net asset value, beginning of
 period............................  $ 11.34   $  9.65  $  9.95       $10.00
                                     -------   -------  -------       ------
Net investment income (loss).......    (0.10)     0.03     0.01         0.01
Net realized and unrealized gains
 (losses) from investments.........     2.93      2.00    (0.30)       (0.05)
                                     -------   -------  -------       ------
Total income (loss) from investment
 operations........................     2.83      2.03    (0.29)       (0.04)
                                     -------   -------  -------       ------
Dividends from net investment
 income............................      --      (0.02)   (0.01)       (0.01)
Distributions from net realized
 gains from investments............    (1.08)    (0.32)     --           --
                                     -------   -------  -------       ------
Total dividends and distributions..    (1.08)    (0.34)   (0.01)       (0.01)
                                     -------   -------  -------       ------
Net asset value, end of period.....  $ 13.09   $ 11.34  $  9.65       $ 9.95
                                     =======   =======  =======       ======
Total investment return (1)........    25.23%    21.04%   (2.90)%      (0.36)%
                                     =======   =======  =======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's)..  $19,167   $17,660  $13,600       $2,814
Expenses to average net assets**...     1.52%     1.29%    1.59%        0.00%
Net investment income (loss) to
 average net assets**..............    (0.74)%    0.23%    0.07%        3.31%*
Portfolio turnover.................      115%      119%      90%           0%
Average commission rate paid (2)...  $0.0593       --       --           --

--------

 * Annualized

** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of their advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 12.28% and (8.97)%, respectively.

 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                                     PW 11

                    INVESTMENT OBJECTIVES AND POLICIES

The Fund is a professionally managed mutual fund that offers nine Portfolios. Each Portfolio represents a segregated, separately managed portfolio of securities with its own investment objective, as set forth on page PW 1, and its own investment policies, which are summarized on page PW 1 and set forth in more detail below. There can be no assurance that any Portfolio's investment objective will be met. Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies.

Shares of each Portfolio are offered only to insurance company separate accounts that fund the Contracts. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios, and not all Portfolios may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of all the Portfolios are offered to the separate account of PaineWebber Life Insurance Company. Shares of the Portfolios other than High Grade Fixed Income Portfolio and Aggressive Growth Portfolio also are offered to the separate accounts of American Republic Insurance Company and American Benefit Life Insurance Company, and shares of any or all of the Portfolios may be offered to the separate accounts of other unaffiliated insurance companies ("shared funding"). Shares of the Portfolios may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

MONEY MARKET PORTFOLIO invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances, time deposits maturing in seven days or less and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase, (3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value and
(4) commercial paper and other short-term corporate obligations of U.S. and foreign issuers, including variable and floating rate securities and participation interests. Participation interests are pro rata interests in securities held by others. The Portfolio may purchase only U.S. dollar-denominated obligations of foreign issuers.

The commercial paper and other short-term corporate obligations purchased by Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if

                                     PW 12
only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

HIGH GRADE FIXED INCOME PORTFOLIO invests in U.S. government securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities. The Portfolio may also invest in corporate debt securities, including corporate bonds, debentures and non-convertible fixed income preferred stocks, and may invest in mortgage- and asset-backed securities of private issuers. The corporate debt securities in which the Portfolio may invest consist primarily of debt securities that are, at the time of purchase, rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), except that the Portfolio may invest up to 35% of its total assets in investment grade debt securities that are rated at the time of purchase lower than the two highest grades assigned by S&P or Moody's. The Portfolio may invest in debt securities that are assigned comparable ratings by another NRSRO and may invest in unrated debt securities that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. The Portfolio may invest up to 15% of its total assets in U.S. dollar-denominated bonds sold in the United States by foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. The Portfolio will not invest more than 25% of its total assets in mortgage- and asset-backed securities of private issuers. No more than 55% of the total assets of the Portfolio may be represented by U.S. Treasury obligations to assure the Portfolio's compliance with the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity contracts. Mitchell Hutchins will seek to vary the average maturity of the Portfolio's securities depending on its perception of future interest rate movements, so that the average maturity will be shortened when Mitchell Hutchins believes that interest rates may rise and will be lengthened when Mitchell Hutchins anticipates a decline in interest rates.

STRATEGIC FIXED INCOME PORTFOLIO invests in a portfolio of fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Portfolio holdings are invested in areas of the bond market (based on quality, sector, coupon or maturity) that its Sub-Adviser, Pacific Investment Management Company ("PIMCO"), believes to be relatively undervalued. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities, which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio are investment grade, except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by S&P or Moody's, assigned a comparable rating by another NRSRO or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated debt of any foreign issuer, Yankee bonds, Eurodollar bonds and debt securities denominated in foreign currencies, except that not more than 10% of the Portfolio's total assets shall be invested in debt securities denominated in foreign currencies. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers and Eurodollar bonds are U.S. dollar-denominated obligations of issuers that are held outside the United States, primarily in Europe.


                                     PW 13

GLOBAL INCOME PORTFOLIO invests principally in high quality debt securities of foreign and U.S. issuers. Debt securities are considered high quality if they are assigned one of S&P's or Moody's two highest ratings. The Portfolio may invest in debt securities that are assigned comparable ratings by another NRSRO and may invest in unrated debt securities that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. Normally, at least 65% of the Portfolio's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, that are issued or guaranteed by foreign and U.S. governments or their agencies, instrumentalities or political subdivisions or by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), or that are issued by foreign and U.S. companies, banks and bank holding companies. Such issuers will be located in at least five of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 20% of the Portfolio's total assets will be invested in securities of issuers located in any one country, except that the Portfolio may invest up to 35% of its total assets in securities of issuers located in any one of the following countries:
Australia, Canada, France, Germany, Japan and the United Kingdom. There is no limit on the amount of assets that may be invested in securities of U.S. issuers. Mitchell Hutchins expects that normally more than 50% of the Portfolio's total assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to capitalize on opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments. Up to 35% of the Portfolio's total assets may be invested in debt securities rated below the two highest grades assigned by a NRSRO. Within this 35% limitation, the Portfolio must invest in debt securities rated at least investment grade, except that the Portfolio may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P or Ba by Moody's or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P. Mitchell Hutchins will purchase securities rated below investment grade for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Securities rated below investment grade are commonly known as "junk bonds." Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 5% of the Portfolio's total assets may be invested in debt securities convertible into equity, although the Portfolio currently does not expect to convert such securities into equity or hold them as equity upon conversion under normal circumstances.

Global Income Portfolio is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that more than 5% of the Portfolio's total assets may be invested in the securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Portfolio's taxable year the aggregate amount of such holdings does not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Portfolio at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessments of a single issuer may cause greater fluctuations in the Portfolio's total return and the net asset value of its shares.

BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets. The Portfolio seeks to maintain a dollar-weighted average maturity for its fixed income investments (comprised of debt securities and money market

                                     PW 14
instruments) of three to ten years. Under normal conditions, at least 25% of the Portfolio's assets are invested in debt obligations, including money market instruments. Mitchell Hutchins believes that capital market returns reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys market participants and generates a consensus forecast of economic variables affecting returns on equity, fixed income and money market investments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns.

Equity Securities. In selecting equity securities for the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of small to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks.

Debt Securities. The Portfolio's investments in debt securities are based on analyses of maturity structure and risk structure (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities). The Portfolio may invest in a broad range of investment grade bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and other fixed income securities. The maturity of a mortgage-backed security is deemed to be its effective life (i.e., the average time in which it is expected that the principal amount of the security will be repaid), as estimated by Mitchell Hutchins based upon scheduled principal amortization and an anticipated rate of principal prepayments, which, in turn, is based upon past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-backed security generally is substantially shorter than its stated maturity.

The Portfolio also may invest in convertible securities rated below investment grade but rated at least B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality, provided that the Portfolio will not do so if, as a result, more than 10% of its total assets will be invested in non-investment grade convertible securities. Securities rated below investment grade are commonly known as "junk bonds."

Money Market Instruments. The Portfolio may invest in high grade money market instruments, which are debt securities with maturities of 13 months or less. Such instruments will be chosen by Mitchell Hutchins based on its judgment of their utility in furthering the Portfolio's investment objective. For a more detailed description of the money market instruments in which the Portfolio invests, see the Statement of Additional Information.

The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

GROWTH AND INCOME PORTFOLIO, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. In managing the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of small to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks. The Portfolio may invest up to 35% of its total assets in equity securities not meeting the above criteria, as well as convertible securities, U.S.

                                     PW 15
government securities, investment grade corporate debt securities and money market securities. The Portfolio is permitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio will invest in instruments other than equity securities when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of equity securities or when such holdings might reduce the volatility of its portfolio. The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

Over the past 65 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term Treasury bonds, long-term corporate bonds and short-term Treasury bills. However, year-to-year fluctuations in each of these indices and instruments have been significant, and total return for the S&P 500 for some periods has been negative. There can be no assurance that this trend will continue, and the Portfolio's performance may be better or worse than that of the S&P 500.

GROWTH PORTFOLIO invests primarily in equity securities (common and preferred stocks and securities convertible into common or preferred stocks) issued by companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. In selecting equity securities for investment by the Portfolio, Mitchell Hutchins considers all of those factors it believes affect potential for capital appreciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant industries. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. For potential capital appreciation (when, for instance, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve), the Portfolio's investment policies also permit investment of up to 35% of the Portfolio's total assets in investment grade debt securities. The Portfolio's investments in equity securities may include investments of up to 10% of its total assets in convertible debt securities that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." Consistent with its investment objective, the Portfolio may also invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. OTC market.

AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks of U.S. companies the assets and stock prices of which are expected by the Portfolio's Sub-Adviser, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), to grow faster than the average rate of companies in the S&P 500. Companies in which the Portfolio invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets that, in the opinion of Nicholas-Applegate, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. The Portfolio is not restricted to investments in companies of any particular size.

Under normal market conditions, Aggressive Growth Portfolio invests at least 75% of its total assets in common stocks. The Portfolio may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, investment grade corporate debt securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

In making decisions with respect to common stocks for Aggressive Growth Portfolio, Nicholas-Applegate uses a proprietary investment methodology that consists of investment techniques and

                                     PW 16
processes designed to identify companies with attractive earnings growth potential and to evaluate their investment prospects.

Aggressive Growth Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

GLOBAL GROWTH PORTFOLIO invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal conditions, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio will at all times hold securities of issuers located in at least five countries and will invest no more than 20% of its total assets in issuers located in any single country outside the United States, except that the Portfolio may invest up to 35% of its total assets in issuers located in Japan. The Portfolio's Sub-Adviser, GE Investment Management Incorporated ("GEIM"), seeks to identify companies that have potential for growth and whose value has not been fully recognized by the marketplace. GEIM concentrates primarily on medium to large-size companies that it believes meet this undervalued growth criterion. The Portfolio may also hold other types of securities, including non-convertible investment grade corporate debt securities, government and money market securities of U.S. and foreign issuers, and cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of GEIM, prevailing market, economic or political conditions warrant.

       DESCRIPTION OF SECURITIES, INVESTMENT TECHNIQUES AND RELATED RISKS

U.S. GOVERNMENT SECURITIES. High Grade Fixed Income Portfolio, Strategic Fixed Income Portfolio, Global Income Portfolio and Balanced Portfolio are authorized to invest a substantial portion of their assets in U.S. government securities, and the other Portfolios may invest in U.S. government securities consistent with their investment objectives. The U.S. government securities in which the Portfolios may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association ("Ginnie Mae") certificates) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of Fannie Mae (also known as the "Federal National Mortgage Association"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority). U.S. government securities are considered among the most creditworthy of fixed income investments. Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. government securities (like those of fixed income securities generally) will change as interest rates fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government-sponsored entities. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped to keep mortgage money available for home financing.


Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that

                                     PW 17
investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks and evaluating them requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Portfolio purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government-issued or guaranteed or considered to be of the highest quality, or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.


Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

                                     PW 18

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or the applicable Sub-Adviser seeks to manage each Portfolio's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Portfolio change in ways that Mithcell Hutchins or the applicable Sub-Adviser does not anticipate, the Portfolio's ability to meet its investment objective may be reduced.

FOREIGN SECURITIES. Global Growth and Global Income Portfolios invest a substantial portion of their assets in foreign securities, and Strategic Fixed Income Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies. In addition, all Portfolios may invest in U.S. dollar-denominated securities of foreign issuers. Accordingly, an investment in any Portfolio involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater with respect to Global Growth and Global Income Portfolios because a substantially greater portion of their assets may be invested in such securities and because these Portfolios may invest substantially in foreign securities that are denominated in foreign currencies and traded outside the U.S. securities markets. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Portfolios generally invest only in securities that are traded on recognized exchanges or in OTC markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect these Portfolios.

The costs attributable to foreign investing that Global Growth, Global Income and Strategic Fixed Income Portfolios must bear frequently are higher than those attributable to domestic investing. For

                                     PW 19
example, the costs of maintaining custody of securities in foreign countries exceed custodian costs for domestic securities.

Strategic Fixed Income, Global Income and Global Growth Portfolios may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require these Portfolios to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolios. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FOREIGN BANK AND FOREIGN BRANCH INSTRUMENTS. Money Market Portfolio may invest in obligations of domestic and foreign banks. Global Income Portfolio may invest in these instruments and also in obligations of bank holding companies and foreign banks. The other Portfolios may invest in such securities consistent with their investment objectives and policies. Such investments may involve risks that are different from investments in obligations of U.S. branches of domestic banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Portfolio. Additionally, there may be less publicly available information about foreign banks and foreign

                                     PW 20
branches of U.S. banks, as these institutions may not be subject to the same regulatory requirements as domestic banks.

DEBT SECURITIES. All the Portfolios except Money Market Portfolio may invest a substantial portion of their assets in debt securities rated within any one of the four highest grades assigned by S&P or Moody's or assigned a comparable rating by another NRSRO (commonly referred to as "investment grade debt securities"). Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Balanced, Growth and Income and Growth Portfolios may invest in non-investment grade convertible debt securities. Strategic Fixed Income Portfolio may invest in non-investment grade convertible and non-convertible debt securities, and Global Income Portfolio may invest in non-investment grade sovereign debt securities. Debt securities rated below investment grade are deemed by these NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. Such securities are commonly referred to as "junk bonds." In the event that, due to the downgrade of one or more debt securities, a Portfolio holds securities rated below investment grade in an amount in excess of the percentage permitted under these investment policies, the Portfolio will engage in an orderly disposition of these securities to the extent necessary to reduce the Portfolio's holdings to the specified percentage. All Portfolios are permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins or the applicable Sub-Adviser determines to be of comparable quality to that of rated securities in which such Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

The market value of debt securities generally varies inversely with interest rate changes. Ratings of a debt security represent the rating agencies' opinions regarding its quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. Mitchell Hutchins or the applicable Sub-Adviser will consider such an event in determining whether the Portfolio should continue to hold the security but the Portfolio is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial

                                     PW 21
portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

During the fiscal year ended December 31, 1996, Strategic Fixed Income Portfolio invested its average annual net assets as follows:

     % OF AVERAGE ANNUAL NET                                    STRATEGIC FIXED
     ASSETS INVESTED IN                                         INCOME PORTFOLIO
     -----------------------                                    ----------------
     Debt Securities rated by S&P or Moody's...................       100%
     Debt Securities not so rated..............................         0%
     Securities rated AAA/Aaa (including cash items)...........        63%
     Securities rated AA/Aa....................................        10%
     Securities rated A/A......................................         0%
     Securities rated BBB/Baa..................................        18%
     Securities rated BB/Ba....................................         9%
     Securities rated B/B......................................         0%
     Securities rated CCC/Caa..................................         0%

It should be noted that this information reflects the average composition of the assets of the Portfolio during the fiscal year ended December 31, 1996, and is not necessarily representative of the Portfolio's assets as of the end of the fiscal year, the current fiscal year or at any time in the future.

DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by Mitchell Hutchins or a Sub-Adviser in selection of debt securities for a Portfolio.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures contracts (sometimes referred to as "futures"), options and options on futures have durations which in general, are closely related to the durations of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative durations of the securities that underlie these positions, and have the effect of reducing portfolio duration by

                                     PW 22
approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins or the applicable Sub-Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Duration allows Mitchell Hutchins or a Sub-Adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Portfolio's investments. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease in value by approximately 3%. Accordingly, if Mitchell Hutchins or the Sub-Adviser calculates the duration of the portfolio as being three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Portfolio's investments may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common or preferred stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

ZERO COUPON AND PAYMENT-IN KIND SECURITIES. High Grade Fixed Income, Strategic Fixed Income, Global Income and Balanced Portfolios may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Strategic Fixed Income Portfolio also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income each year attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of Strategic Fixed Income Portfolio.

                                     PW 23

Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies ("RICs"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon securities usually trade at a substantial discount from their face or par value; PIK securities often trade at a discount from their face or par value. Both zero coupon and PIK securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed-delivery securities held by the Portfolio, exceed its net assets.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Strategic Fixed Income and Global Income Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price. Such agreements are considered to be borrowings and, for Global Income Portfolio, may be entered into only for temporary purposes. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's

                                     PW 24
obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Strategic Fixed Income Portfolio may enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are repurchased will be of the same type, and will have the same interest rate and maturity, as those sold but generally will be supported by different pools of mortgages with substantially similar prepayment characteristics. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

The dollar rolls and reverse repurchase agreements entered into by Strategic Fixed Income Portfolio normally will be arbitrage transactions in which the Portfolio will invest the proceeds of the dollar roll or reverse repurchase agreement in high quality securities that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement or in repurchase agreements that mature in no more than seven days. Because the Portfolio will invest the proceeds of its borrowings and will earn interest on those investments, these transactions involve leverage. However, because the borrowing proceeds are invested in short-term, high quality debt securities or repurchase agreements, as described above, PIMCO believes that such arbitrage transactions do not present the risks to a Portfolio that are associated with other types of leverage.

Dollar rolls and reverse repurchase agreements are considered to be borrowings and, accordingly, are subject to the respective Portfolio's limitations on borrowings, which restrict the aggregate of such transactions (plus any other borrowings) to 10% of Global Income Portfolio's total assets and 33 1/3% for Strategic Fixed Income Portfolio. A Portfolio will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. Strategic Fixed Income Portfolio has no present intention to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio has any present intention to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes.

HEDGING AND RELATED STRATEGIES USING DERIVATIVE CONTRACTS. Except for Money Market Portfolio, each Portfolio may use derivative contracts such as options (both exchange-traded and OTC) and futures contracts, in strategies intended to enhance income and return and or reduce the overall risk of its investments (hedge). [Aggressive Growth Portfolio generally will not use these] instruments.] Strategic Fixed Income, Global Income and Global Growth Portfolios may also use forward currency contracts. A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

Each Portfolio eligible to use hedging and related income and return strategies may write (sell) covered call and put options, buy call and put options on securities in which it is authorized to invest and on stock indexes, sell stock index or interest rate futures contracts and buy put and call options and write covered call options on such futures contracts. Balanced Portfolio may use index options, index futures contracts and options on index futures contracts to increase or reduce its exposure to an asset class. Strategic Fixed Income, Global Income and Global Growth Portfolios each may write covered call options and buy put and call options on foreign currencies, buy or sell foreign currency futures contracts, buy put and call options and write covered call options on such contracts. These

                                     PW 25

Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins or the applicable Sub-Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities positions denominated in such currency. A Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins or the applicable Sub-Adviser anticipates that there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

High Grade Fixed Income, Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, a Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

A Portfolio might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins or a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors for a Portfolio, the Portfolio would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolios' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

DERIVATIVES. Some of the instruments described above may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' and the Sub-Advisers' view, derivative securities include "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and U.S. dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the Sub-Advisers take these risks into account in their management of the Portfolios.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (15% for the Strategic Fixed Income and Aggressive Growth Portfolios) in illiquid securities. The term "illiquid securities" for this

                                     PW 26
purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Portfolio has valued the securities. Under current guidelines of the staff of the Securities and Exchange Commission ("SEC"), IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or the Sub-Adviser has determined that they are liquid pursuant to guidelines established by the Fund's board of trustees. Illiquid securities also are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities that Mitchell Hutchins or the Sub-Adviser has determined to be liquid under procedures approved by the Fund's board of trustees).

Rule 144A establishes a "safe harbor" from the requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

A Portfolio may not be able to sell illiquid securities when Mitchell Hutchins or a Sub-Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities.

ASSIGNMENTS AND PARTICIPATIONS. Strategic Fixed Income Portfolio may invest up to 5% of its net assets in participations in, or assignments of, all or a portion of secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation and one or more financial institutions.

PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a Sub-Adviser deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. When Mitchell Hutchins or the applicable Sub-Adviser believes unusual circumstances warrant a defensive posture, a Portfolio temporarily may commit all or any portion of its assets to cash, U.S. government securities or money market instruments, including repurchase agreements. Strategic Fixed Income, Global Income and Global Growth Portfolios may hold cash in U.S. dollars or foreign currencies and money market instruments of U.S. or foreign issuers, including instruments backed by the U.S. or foreign governments, their agencies or instrumentalities and repurchase agreements secured thereby. Each Portfolio may borrow money for temporary purposes but not in excess of 10% of its total assets (33 1/3% for Strategic Fixed Income and High Grade Fixed Income Portfolios and 20% for Aggressive Growth Portfolio). Each Portfolio (other than Money Market Portfolio) may engage in short sales of securities "against the box" to defer realization of gains or losses for tax purposes.

Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of trustees without shareholder approval.

                                     PW 27

New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions of shares in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares of another Portfolio at their relative net asset values per share.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. With the exception of Money Market Portfolio, each Portfolio distributes all of its net investment income as dividends to its shareholders shortly after the close of the Fund's fiscal year on December 31. At the same time, those Portfolios also distribute to their shareholders all of their net short-term capital gain and their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net gains from foreign currency transactions. Those Portfolios may make a second distribution of net investment income, net short-term capital gain, net capital gain and net gains from foreign currency transactions if necessary to avoid income tax.

Money Market Portfolio declares as dividends on each Business Day all of its net investment income, payable to shareholders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on the preceding Business Day; those dividends are paid monthly. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Net investment income of the Portfolio consists of accrued interest and earned discount (including both OID and market discount), less amortization of market premium and applicable expenses. Net investment income is calculated and dividends are declared immediately prior to the determination of net asset value per share. The Portfolio generally distributes to its shareholders any net short-term capital gain annually after the end of its fiscal year on December 31 but may make more frequent distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income tax. The Portfolio does not expect to realize long-term capital gain and thus does not anticipate any distributions of net capital gain.

Dividends and capital gain distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts.

FEDERAL INCOME TAX. Each Portfolio intends to continue to qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have

                                     PW 28
been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to insurance company separate accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of the Portfolios and (2) the holders of Contracts funded through those accounts.

Each Portfolio intends to continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each separate account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio-- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares, other than Money Market Portfolio, fluctuates and is determined for all Portfolios as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. For each Portfolio other than Money Market Portfolio, net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Except for Money Market Portfolio, each Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

Money Market Portfolio intends to use its best efforts to maintain its net asset value at $1.00 per share. The value of each share of this Portfolio is computed by dividing its net assets by the number

                                     PW 29
of its outstanding shares. "Net assets" equals the value of the investments and other assets minus its liabilities. Money Market Portfolio values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are generally carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate.

                                  MANAGEMENT

The Fund's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of Money Market, High Grade Fixed Income, Global Income, Balanced, Growth and Income and Growth Portfolios. PIMCO, Nicholas-Applegate and GEIM, as Sub-Advisers for Strategic Fixed Income, Aggressive Growth and Global Growth Portfolios, respectively, make and implement all investment decisions for these Portfolios. Mitchell Hutchins supervises the activities of the Sub-Advisers for these Portfolios and supervises all other aspects of these Portfolios' operations. Brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Fund's board of trustees.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates set forth below for each Portfolio. The Portfolios also incur other expenses in their operations and, for the fiscal year ended December 31, 1996, total expenses for each Portfolio, stated as a percentage of average net assets, were as set forth below.

                                                       ANNUAL EXPENSES
                                       ANNUAL RATE     AS A PERCENTAGE
                                     OF ADVISORY FEE       OF EACH
                                     AS A PERCENTAGE     PORTFOLIO'S
                                   OF EACH PORTFOLIO'S     AVERAGE
PORTFOLIO                          AVERAGE NET ASSETS    NET ASSETS
---------                          ------------------- ---------------
Money Market Portfolio                    0.50%             1.17%
High Grade Fixed Income Portfolio         0.50              1.62
Strategic Fixed Income Portfolio          0.50              1.52
Global Income Portfolio                   0.75              1.56
Balanced Portfolio                        0.75              1.24
Growth and Income Portfolio               0.70              1.58
Growth Portfolio                          0.75              1.14
Aggressive Growth Portfolio               0.80              1.52
Global Growth Portfolio                   0.75              1.10

THE FEE OF 0.75% OF AVERAGE NET ASSETS PAID BY BALANCED PORTFOLIO IS HIGHER THAN THAT PAID BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES TO THEIR ADVISERS.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At March 31, 1997 Mitchell Hutchins was

                                     PW 30
adviser or sub-adviser to 30 investment companies with 65 separate portfolios and aggregate assets of approximately $33 billion.

Mitchell Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser for Strategic Fixed Income Portfolio at the annual rate of 0.25% of the portfolio's average daily net assets. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"), a publicly held investment advisory firm. A majority interest in PIMCO Advisers is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of March 31, 1997, PIMCO had approximately $91.6 billion in assets under management and was adviser or sub-adviser of 44 pooled fund accounts with aggregate assets of approximately $22.9 billion. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

Mitchell Hutchins (not the Fund) pays GEIM a fee for its services as sub-adviser for Global Growth Portfolio at an annual rate of 0.29% of the Fund's average daily net assets. GEIM is located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM and GEIC provide investment management services to various institutional accounts with total assets exceeding $58 billion as of March 31, 1997.

Mitchell Hutchins (not the Fund) pays Nicholas-Applegate a fee for its services as sub-adviser for Aggressive Growth Portfolio in the amount of 0.50% of the Portfolio's average daily net assets. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, California 92101 and is a California limited partnership. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 15 other partners manage a staff of approximately 350 employees. As of March 31, 1997, Nicholas-Applegate managed a total of approximately $28.7 billion in assets for its client accounts, which include employee benefit plans of corporations, public retirement systems and unions, university endowments and other institutional investors.

William C. Powers, a PIMCO Managing Director, has been primarily responsible for the day-to-day management of Strategic Fixed Income Portfolio since September 1996. Mr. Powers has been associated with PIMCO for more than five years as a senior member of the fixed income portfolio management group.

Stuart Waugh is primarily responsible for the day-to-day management of Global Income Portfolio. Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has held his Global Income Portfolio responsibilities since its inception in May 1988 and has been employed by Mitchell Hutchins as a portfolio manager for more than 5 years.

Mark A. Tincher is primarily responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust

                                     PW 31

Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995.

Ellen R. Harris is primarily responsible for the day-to-day management of Growth Portfolio. Ms. Harris is a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.

The Systems Driven Internal Research team at Nicholas-Applegate, which is primarily responsible for the day-to-day management of Aggressive Growth Portfolio, has been under the supervision of Arthur E. Nicholas since February 1994. Mr. Nicholas has been the chief investment officer and managing partner of Nicholas-Applegate since its organization in 1984. The Research team at Nicholas-Applegate has held its Aggressive Growth Portfolio responsibilities since the Portfolio's inception in November 1993.

Ralph R. Layman is primarily responsible for the day-to-day management of Global Growth Portfolio. Mr. Layman is a Chartered Financial Analyst and an executive vice president and a senior investment manager of GEIM. From 1989 to 1991, Mr. Layman served as executive vice president, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund. Mr. Layman has held his Global Growth Portfolio responsibilities since March 1995.

T. Kirkham Barneby is responsible for the asset allocation decisions for Balanced Portfolio. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was senior vice president responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as director of pension investment strategy at the Continental Group in Stamford, Connecticut and held positions in the economics departments at both Citibank, N.A. and Merrill Lynch. Mr. Barneby has held his Balanced Portfolio responsibilities since August 1995.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Portfolio. Please refer to Mr. Tincher's prior experience provided under the "Growth and Income Portfolio" above. Mr. Tincher has held his Balanced Portfolio responsibilities since August 1995.

Dennis L. McCauley is primarily responsible for the day-to-day management of High Grade Fixed Income Portfolio and the fixed income portion of Balanced Portfolio. Mr. McCauley is a managing director and chief investment officer-- fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee. Mr. McCauley has held his High Grade Fixed Income Portfolio responsibilities since July 1995 and his Balanced Portfolio responsibilities since August 1995.

Nirmal Singh, Craig Varrelman and James F. Keegan assist Mr. McCauley in managing High Grade Fixed Income Portfolio and Messrs. Singh and Varrelman and Susan Ryan assist Mr. McCauley in managing Balanced Portfolio's fixed income investments. Messrs. Singh and Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team.

                                     PW 32

From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company. Ms. Ryan is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.

Messrs. Singh and Varrelman first assumed responsibility for High Grade Fixed Income Portfolio in July 1995 and Mr. Keegan assumed his responsibility for this Portfolio in April 1996. Messrs. Singh and Varrelman and Ms. Messina first assumed their responsibilities for Balanced Portfolio in August 1995.

Ms. Ryan is responsible for the day-to-day management of Money Market Portfolio and the cash portion of all the other Portfolios except Aggressive Growth, Strategic Fixed Income and Global Growth Portfolios. She has held her Money Market Portfolio responsibilities since its inception in May 1987.

Investment personnel of Mitchell Hutchins and the Sub-Advisers may engage in securities transactions for their own accounts pursuant to each firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of nine series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of a Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of Money Market, High Grade Fixed Income, Strategic Fixed Income, Balanced, Growth and Income, Growth, Aggressive Growth and Global Growth Portfolios. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of Global Income Portfolio. Both custodians employ foreign sub-custodians approved by the board of trustees to provide custody of the foreign assets of Strategic Fixed Income, Global Income and Global Growth Portfolios. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     PW 33

                                                                MAY 1, 1997

                            PAINEWEBBER SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Series Trust ("Fund") is a professionally managed mutual fund that offers the nine series of shares ("Portfolios") listed below. All the Portfolios except Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and certain Portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

    *MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments.

    *HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage- and asset-backed securities of private issuers.

    *STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as Sub-Adviser to this Portfolio.

    *GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

    *BALANCED PORTFOLIO seeks a high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

    *GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

    *GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

    *AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. Nicholas-Applegate Capital Management serves as Sub-Adviser to this Portfolio.

    *GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as Sub-Adviser to this Portfolio.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated May 1, 1997. A copy of the Prospectus may be obtained by contacting the Fund or your PaineWebber investment executive.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Limitations........................................   3
Hedging and Related Strategies.............................................  14
Trustees and Officers......................................................  23
Investment Advisory Services...............................................  31
Portfolio Transactions.....................................................  33
Additional Purchase and Redemption Information.............................  36
Valuation of Shares........................................................  36
Taxes......................................................................  37
Dividends..................................................................  39
Other Information..........................................................  39
Financial Statements.......................................................  40
Description of Commercial Paper and Bond Ratings...........................  40

                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its nine Portfolios.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. As noted in the Prospectus, Global Income Portfolio, Global Growth Portfolio and Strategic Fixed Income Portfolio each invests in securities of foreign issuers. In addition, all Portfolios may invest in U.S. dollar-denominated securities of foreign issuers. Many of these foreign securities are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, Global Income, Global Growth and Strategic Fixed Income Portfolios may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. The other Portfolios generally invest in securities of foreign companies only if such securities are traded in the U.S. securities markets directly or through ADRs. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  Global Growth Portfolio anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Portfolio will endeavor to achieve the best net results in effecting portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

  SOVEREIGN DEBT. Investment in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins or the applicable Sub-Adviser manages the Portfolios' investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although each of Strategic Fixed Income, Global Income and Global Growth Portfolios values its assets daily in U.S. dollars, none of these Portfolios intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  SELECTION OF INVESTMENTS BY BALANCED PORTFOLIO. The money market instruments in which Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion and interest-bearing savings deposits in U.S. commercial and savings banks in principal amounts at each such bank not greater than are fully insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits does not exceed 5% of the value of the Portfolio's assets; commercial paper and other short-term corporate obligations; and variable and floating rate securities and repurchase agreements. The Portfolio may also hold cash.

  The commercial paper and other short-term corporate obligations purchased by the Portfolio will consist only of obligations of U.S. corporations that are
(1) rated at least Prime-2 by Moody's Investors Service ("Moody's") or A-2 by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), (2) comparably rated by another nationally recognized statistical rating organization ("NRSRO") or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

  The Portfolio may purchase variable rate securities with remaining maturities of one year or more issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. The Portfolio may also acquire certain variable and floating rate instruments issued by U.S. companies. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable rate securities at least semi-annually, and different securities may have different adjustment rates.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (also known as, the Federal National Mortgage Association), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, each Portfolio expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins or a Sub-Adviser believes may assist a Portfolio in achieving its investment objective. Similarly, a Portfolio may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as a Portfolio. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-issued mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Freddie Mac does not guarantee the market value of the security itself. The Freddie Mac guarantee is not backed by full faith and credit of the U.S. government.

  Private, RTC and Similar Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single class mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or had acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal-only or PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of a security.

  Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

 Specially Structured CMOs and New Types of Mortgage-Backed Securities

  The Portfolios may invest in IOs, POs, inverse floating rate CMOs and other specially structured CMO classes. See "Risk Factors and Other Investment Policies--Risks of Mortgage- and Asset-Backed Securities."

  New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or a Sub-Adviser believes may assist a Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above. The Fund's prospectus or statement of additional information will be supplemented to the extent that new types of mortgage-backed securities or those issued by issuers other than those identified above involve materially different risks than the securities or issuers described herein.

  SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ to degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Portfolio.

  Additional Information on ARM and Floating Rate Mortgage-Backed
Securities. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

  Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain

ARMs specify for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% for Strategic Fixed Income and Aggressive Growth Portfolios) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins or the applicable Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Restricted securities acquired by Strategic Fixed Income, Global Income and Global Growth Portfolios include those that are subject to restrictions contained in the securities laws of other countries. For these Portfolios, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  The Fund's board of trustees (sometimes referred to as the "board") has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser, pursuant to guidelines approved by the board. Mitchell Hutchins or the applicable Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the applicable Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the board of trustees.

  SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' 10% (15% for Strategic Fixed Income and Aggressive Growth Portfolios) limitation on investments in illiquid securities includes
Section 4(2) paper other than Section 4(2) paper that Mitchell Hutchins or the applicable Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's board of trustees. The board has delegated to Mitchell Hutchins or the applicable Sub-Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins or the applicable Sub-Adviser to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require Mitchell Hutchins or the applicable Sub-Adviser to perform the same monitoring and reporting functions.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's board of trustees. Mitchell Hutchins or the applicable Sub-Adviser will review and monitor the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% (33 1/3% for Strategic Fixed Income Portfolio and 10% for Global Income Portfolio) of its total assets. Such agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into by Portfolios other than Strategic Fixed Income Portfolio only for temporary purposes. While a reverse repurchase agreement is outstanding, a Portfolio's custodian segregates assets to cover the amount of the Portfolio's obligations under the reverse repurchase agreement. See "Investment Policies and Limitations--Segregated Accounts." No Portfolio other than Strategic Fixed Income Portfolio will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. No Portfolio other than Strategic Fixed Income and Global Income Portfolios currently expects to enter into reverse repurchase agreements during the coming year.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Portfolio's net asset value. When a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolios purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable Sub-Adviser deems it advantageous to do so, which may result in a capital gain or loss to a Portfolio.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Portfolio is authorized to lend up to 33 1/3% of its total assets. A Portfolio may lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Portfolio's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. Strategic Fixed Income Portfolio may invest up to 5% of its net assets in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the Portfolio's having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When Strategic Fixed Income Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to the Portfolio's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SHORT SALES "AGAINST THE BOX". Each Portfolio (other than Money Market Portfolio) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. None of the Portfolios currently intends to have obligations under short sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

  A Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio, or when Mitchell Hutchins or a Sub-Adviser wants to sell a security that the Portfolio owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities

  SEGREGATED ACCOUNTS. When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  INVESTMENT LIMITATIONS. Each Portfolio will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities (or, in the case of Money Market Portfolio, to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks).

    For Money Market Portfolio only--the following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

    (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  The following investment restriction applies to all Portfolios except Global Income Portfolio:

    (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  The foregoing fundamental investment limitations cannot be changed with respect to a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions, which apply to each Portfolio, are not fundamental and may be changed by the vote of the Fund's board of trustees without shareholder approval. Each Portfolio will not:

    (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         HEDGING AND RELATED STRATEGIES USING DERIVATIVE CONTRACTS

  As discussed in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may use a variety of financial instruments ("Strategic Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Portfolios' investments or attempt to enhance the Portfolios' income or return. For Strategic Fixed Income, Global Income and Global Growth Portfolios, Mitchell Hutchins or the applicable Sub-Adviser also may use forward currency contracts, foreign currency options and futures and options thereon. High Grade Fixed Income, Strategic Fixed Income and Global Income Portfolios also may enter into interest rate protection transactions. A Portfolio may enter into transactions using one or more types of Strategic Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets. The particular Strategic Instruments used by the Portfolios are described below. Money Market Portfolio is not authorized to engage in hedging or related strategies.

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Strategic Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Strategic Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Strategic Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  A Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a long straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio might enter into a short straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Strategic Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Strategic Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Strategic Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Strategic Instruments to increase or reduce a Portfolio's exposure to an asset class without buying or selling the underlying instruments.

  The use of Strategic Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Portfolio's ability to use Strategic Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser expects to discover additional opportunities in connection with options, future contracts, forward currency contracts and other hedging, income and return strategies. These new opportunities may become available as Mitchell Hutchins or the applicable Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins or the applicable Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Portfolios' investment objectives and permitted by the Portfolios' investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVES CONTRACTS. The use of Strategic Instruments involves special considerations and risks, as described below. Risks pertaining to particular Strategic Instruments are described in the sections that follow.

    (1) Successful use of most Strategic Instruments depends upon Mitchell Hutchins' or the applicable Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins or the applicable Sub-Adviser is experienced in the use of Strategic Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Strategic Instrument and price movements of the investments being hedged. For example, if the value of a Strategic Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Strategic Instruments are traded. The effectiveness of hedges using Strategic Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because Mitchell Hutchins or the applicable Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Strategic Instrument. Moreover, if the price of the Strategic Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Instruments involving obligations to third parties (i.e., Strategic Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Strategic Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Strategic Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR STRATEGIES USING DERIVATIVES CONTRACTS. Transactions using Strategic Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and liquid, high-grade debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Strategic Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Each Portfolio that may use options may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities and, in the case of Strategic Fixed Income, Global Income and Global Growth Portfolios, on foreign currencies. Each Portfolio that may use options may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, Balanced Portfolio may purchase options to enhance return by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

  The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction. A Portfolio will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. In addition, Balanced Portfolio may purchase or sell futures contracts or purchase options thereon to enhance return by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities.

  Futures strategies also can be used to manage the average duration of a Portfolio. If Mitchell Hutchins or the applicable Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or the applicable Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

  Strategic Fixed Income, Global Income and Global Growth Portfolios may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. Each Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Portfolios' use of futures is governed by the following guidelines, which can be changed by the board without shareholder vote.

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums on all options (including options on securities, foreign currencies and stock indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Strategic Fixed Income, Global Income and Global Growth Portfolios may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Portfolios might seek to hedge against changes in the value of a particular currency when no Strategic Instruments on that currency are available or such Strategic Instruments are more expensive than certain other Strategic Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Strategic Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Strategic Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Strategic Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Strategic Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Strategic Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and Mitchell Hutchins or the applicable Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Strategic Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Portfolios engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with future contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument held or written, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Strategic Fixed Income, Global Income and Global Growth Portfolios may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Portfolio maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in
(1) above, as described above in "Investment Policies and Limitations-- Segregated Accounts."

  INTEREST RATE PROTECTION TRANSACTIONS. High Grade Fixed Income, Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above

(in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  Each Portfolio expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Portfolios each may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Sub-Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to any Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Portfolio assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are entered into by the Portfolio.

  Each Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Margo N. Alexander**; 50     Trustee and President  Mrs. Alexander is presi-
                                                      dent, chief executive of-
                                                      ficer and a director of
                                                      Mitchell Hutchins (since
                                                      January 1995) and an ex-
                                                      ecutive vice president
                                                      and director of
                                                      PaineWebber. Mrs. Alexan-
                                                      der is president and a
                                                      director or trustee of 29
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
 Richard Q. Armstrong; 61     Trustee                Mr. Armstrong is chairman
 78 West Brother Drive                                and principal of RQA En-
 Greenwich, CT 06830                                  terprises (management
                                                      consulting firm) (since
                                                      April 1991 and principal
                                                      occupation since March
                                                      1995). Mr. Armstrong is
                                                      also a director of Hi Lo
                                                      Automotive, Inc. He was
                                                      chairman of the board,
                                                      chief executive officer
                                                      and co-owner of Adiron-
                                                      dack Beverages (producer
                                                      and distributor of soft
                                                      drinks
                                                      andsparkling/still wa-
                                                      ters) (October 1993-
                                                      March 1995). Mr. Arm-
                                                      strong was a partner of
                                                      The New England Consult-
                                                      ing Group (management
                                                      consulting firm) (Decem-
                                                      ber 1992-September
                                                      1993). He was managing
                                                      director of LVMH U.S.
                                                      Corporation (U.S. sub-
                                                      sidiary of the French
                                                      luxury goods conglomer-
                                                      ate, Luis Vuitton Moet
                                                      Hennessey Corporation)
                                                      (1987-1991) and chairman
                                                      of its wine and spirits
                                                      subsidiary, Schieffelin
                                                      & Somerset Company
                                                      (1987-1991). Mr. Arm-
                                                      strong is a director or
                                                      trustee of 28 investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 E. Garrett Bewkes, Jr.**; 70 Trustee and Chairman   Mr. Bewkes is a director
                               of the Board of        of Paine Webber Group
                               Trustees               Inc. ("PW Group") (hold-
                                                      ing company of
                                                      PaineWebber and Mitchell
                                                      Hutchins). Prior to De-
                                                      cember 1995, he was a
                                                      consultant to PW Group.
                                                      Prior to 1988 he was
                                                      chairman of the board,
                                                      president and chief ex-
                                                      ecutive officer of Amer-
                                                      ican Bakeries Company.
                                                      Mr. Bewkes is also a di-
                                                      rector of Interstate
                                                      Bakeries Corporation and
                                                      NaPro BioTherapeutics,
                                                      Inc. Mr. Bewkes is a di-
                                                      rector or trustee of 29
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Richard R. Burt; 50          Trustee                Mr. Burt is chairman of
 1101 Connecticut Avenue,                             International Equity
 N.W.                                                 Partners (international
 Washington, D.C. 20036                               investments and consult-
                                                      ing firm) (since March
                                                      1994) and a partner of
                                                      McKinsey & Company (man-
                                                      agement consulting firm)
                                                      (since 1991). He is also
                                                      a director of American
                                                      Publishing Company and
                                                      Archer-Daniels-Midland
                                                      Co. (agricultural com-
                                                      modities). He was the
                                                      chief negotiator in the
                                                      Strategic Arms
                                                      ReductionTalks with the
                                                      former Soviet

                                                          BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE      POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------      ----------------------  -----------------------
                                                        Union (1989-1991) and
                                                        the U.S. Ambassador to
                                                        the Federal Republic of
                                                        Germany (1985-1989).
                                                        Mr. Burt is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Mary C. Farrell**; 47          Trustee                Ms. Farrell is a manag-
                                                        ing director, senior
                                                        investment strategist
                                                        and member of the In-
                                                        vestment Policy Commit-
                                                        tee of PaineWebber. Ms.
                                                        Farrell joined
                                                        PaineWebber in 1982.
                                                        She is a member of the
                                                        Financial Women's Asso-
                                                        ciation and Women's
                                                        Economic Roundtable and
                                                        is employed as a regu-
                                                        lar panelist on
                                                        Wall $treet Week with
                                                        Louis Rukeyser. She
                                                        also serves on the
                                                        Board of Overseers of
                                                        New York University's
                                                        Stern School of Busi-
                                                        ness. Ms. Farrell is a
                                                        director or trustee of
                                                        28 investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Meyer Feldberg; 55             Trustee                Mr. Feldberg is Dean and
 Columbia University                                    Professor of Management
 101 Uris Hall                                          of the Graduate School
 New York, New York 10027                               of Business, Columbia
                                                        University. Prior to
                                                        1989, he was president
                                                        of the Illinois Insti-
                                                        tute of Technology.
                                                        Dean Feldberg is also a
                                                        director of K-III Com-
                                                        munications Corpora-
                                                        tion, Federated Depart-
                                                        ment Stores, Inc., and
                                                        Revlon, Inc. Dean
                                                        Feldberg is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 George W. Gowen; 67            Trustee                Mr. Gowen is a partner
 666 Third Avenue                                       in the law firm of Dun-
 New York, New York 10017                               nington, Bartholow &
                                                        Miller. Prior to May
                                                        1994 he was a partner
                                                        in the law firm of Fry-
                                                        er, Ross & Gowen.
                                                        Mr. Gowen is also a di-
                                                        rector of Columbia Real
                                                        Estate Investments,
                                                        Inc. Mr. Gowen is a di-
                                                        rector or trustee of 28
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Frederic V. Malek; 60          Trustee                Mr. Malek is Chairman of
 1455 Pennsylvania Avenue, N.W.                         Thayer Capital Partners
 Suite 350                                              (merchant bank). From
 Washington, D.C. 20004                                 January 1992 to Novem-
                                                        ber 1992 he was cam-
                                                        paign manager of Bush-
                                                        Quayle '92. From 1990
                                                        to 1992, he was vice
                                                        chairman and, from 1989
                                                        to 1990, he was presi-
                                                        dent of North-

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
                                                      west Airlines Inc., NWA
                                                      Inc. (holding company of
                                                      Northwest Airlines Inc.)
                                                      and Wings Holdings Inc.
                                                      (holding company of NWA
                                                      Inc.). Prior to 1989, he
                                                      was employed by the
                                                      Marriott Corporation
                                                      (hotels, restaurants,
                                                      airline catering and
                                                      contract feeding), where
                                                      he most recently was an
                                                      executive vice president
                                                      and president of
                                                      Marriott Hotels and Re-
                                                      sorts. Mr. Malek is also
                                                      a director of American
                                                      Management Systems, Inc.
                                                      (management consulting
                                                      and computer related
                                                      services), Automatic
                                                      Data Processing, Inc.,
                                                      CB Commercial Group,
                                                      Inc. (real estate serv-
                                                      ices), Choice Hotels In-
                                                      ternational (hotel and
                                                      hotel franchising), FPL
                                                      Group, Inc. (electric
                                                      services), Integra, Inc.
                                                      (bio-medical), Manor
                                                      Care, Inc. (health
                                                      care), National Educa-
                                                      tion Corporation and
                                                      Northwest Airlines Inc.
                                                      Mr. Malek is a director
                                                      or trustee of 28 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Carl W. Schafer; 61          Trustee                Mr. Schafer is president
 P.O. Box 1164                                        of the Atlantic Founda-
 Princeton, NJ 08542                                  tion (charitable founda-
                                                      tion supporting mainly
                                                      oceanographic explora-
                                                      tion and research). He
                                                      is a director of Roadway
                                                      Express, Inc. (truck-
                                                      ing), The Guardian Group
                                                      of Mutual Funds, Evans
                                                      Systems, Inc. (motor fu-
                                                      els, convenience store
                                                      and diversified compa-
                                                      ny), Electronic Clearing
                                                      House, Inc. (financial
                                                      transactions process-
                                                      ing), Wainoco Oil Corpo-
                                                      ration and Nutraceutix
                                                      Inc. (biotechnology com-
                                                      pany). Prior to January
                                                      1993, he was chairman of
                                                      the Investment Advisory
                                                      Committee of the Howard
                                                      Hughes Medical
                                                      Institute. Mr. Schafer
                                                      is a director or trustee
                                                      of 28 investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 T. Kirkham Barneby; 50       Vice President         Mr. Barneby is a managing
                                                      director and chief in-
                                                      vestment officer--quan-
                                                      titative investment of
                                                      Mitchell Hutchins. Prior
                                                      to September 1994, he
                                                      was a senior vice presi-
                                                      dent at Vantage Global
                                                      Management. Prior to
                                                      June 1993, he was a se-
                                                      nior vice president at
                                                      Mitchell Hutchins.
                                                      Mr. Barneby is a

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
                                                      vice president of five
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Ellen R. Harris; 50          Vice President         Ms. Harris is a managing
                                                      director and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Ms. Harris is a
                                                      vice president of three
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 James F. Keegan; 36          Vice President         Mr. Keegan is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to March 1996, he was di-
                                                      rector of fixed income
                                                      strategy and research of
                                                      Merrion Group, L.P. From
                                                      1987 to 1994, he was a
                                                      vice president of global
                                                      investment management of
                                                      Bankers Trust. Mr. Keegan
                                                      is a vice president of
                                                      three investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 C. William Maher; 35         Vice President and     Mr. Maher is a first vice
                               Assistant Treasurer    president and a senior
                                                      manager of the mutual
                                                      fund finance division of
                                                      Mitchell Hutchins. Mr.
                                                      Maher is a vice president
                                                      and assistant treasurer
                                                      of 29 investment com-
                                                      panies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment
                                                      adviser.
 Dennis McCauley; 50          Vice President         Mr. McCauley is a managing
                                                      director and chief in-
                                                      vestment officer--fixed
                                                      income of Mitchell
                                                      Hutchins. Prior to Decem-
                                                      ber 1994, he was Director
                                                      of Fixed Income Invest-
                                                      ments of IBM Corporation.
                                                      Mr. McCauley is a vice
                                                      president of 19 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 Ann E. Moran; 39             Vice President and     Ms. Moran is a vice presi-
                               Assistant Treasurer    dent of Mitchell
                                                      Hutchins. Ms. Moran is a
                                                      vice president and assis-
                                                      tant treasurer of 29 in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Dianne E. O'Donnell; 44      Vice President and     Ms. O'Donnell is a senior
                               Secretary              vice president and deputy
                                                      general counsel of Mitch-
                                                      ell Hutchins. Ms.
                                                      O'Donnell is a vice pres-

                                                       BUSINESS EXPERIENCE
  NAME AND ADDRESS*; AGE   POSITION WITH THE FUND    AND OTHER DIRECTORSHIPS
  ----------------------   ----------------------    -----------------------
                                                   ident of 29 investment com-
                                                   panies and secretary of 28
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as in-
                                                   vestment adviser.
 Emil Polito; 36           Vice President         Mr. Polito is a senior vice
                                                   president and director of
                                                   operations and control for
                                                   Mitchell Hutchins. From
                                                   March 1991 to September 1993
                                                   he was director of the Mu-
                                                   tual Funds Sales Support and
                                                   Service Center for Mitchell
                                                   Hutchins and PaineWebber.
                                                   Mr. Polito is also vice
                                                   president of 29 investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber
                                                   serves as investment
                                                   adviser.
 Susan Ryan; 37            Vice President         Ms. Ryan is a senior vice
                                                   president of Mitchell
                                                   Hutchins. Ms. Ryan has been
                                                   with Mitchell Hutchins since
                                                   1982. Ms. Ryan is a vice
                                                   president of five investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber
                                                   serves as investment advis-
                                                   er.
 Victoria E. Schonfeld; 46 Vice President         Ms. Schonfeld is a managing
                                                   director and general counsel
                                                   of Mitchell Hutchins. Prior
                                                   to May 1994, she was a part-
                                                   ner in the law firm of Ar-
                                                   nold & Porter. Ms. Schonfeld
                                                   is a vice president of 29
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as in-
                                                   vestment adviser.
 Paul H. Schubert; 34      Vice President and     Mr. Schubert is a first vice
                            Assistant Treasurer    president and a senior man-
                                                   ager of the mutual fund fi-
                                                   nance division of Mitchell
                                                   Hutchins. From August 1992
                                                   to August 1994, he was a
                                                   vice president at BlackRock
                                                   Financial Management Inc.
                                                   Prior to August 1992, he was
                                                   an audit manager with Ernst
                                                   & Young LLP. Mr. Schubert is
                                                   a vice president and assis-
                                                   tant treasurer of 29 invest-
                                                   ment companies for which
                                                   Mitchell Hutchins or
                                                   PaineWebber serves as in-
                                                   vestment adviser.
 Nirmal Singh; 41          Vice President         Mr. Singh is a first vice
                                                   president and portfolio man-
                                                   ager of Mitchell Hutchins.
                                                   Prior to 1993, he was a mem-
                                                   ber of the portfolio manage-
                                                   ment team at Merrill Lynch
                                                   Asset Management, Inc. Mr.
                                                   Singh is vice president of
                                                   five investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as in-
                                                   vestment adviser.

                                                      BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE POSITION WITH THE FUND      AND OTHER DIRECTORSHIPS
 ---------------------- ----------------------      -----------------------
 Julian F. Sluyters; 36 Vice President and     Mr. Sluyters is a senior vice
                         Treasurer              president and the director of
                                                the mutual fund finance divi-
                                                sion of Mitchell Hutchins. Mr.
                                                Sluyters is a vice president
                                                and treasurer of 29 investment
                                                companies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.
 Mark A. Tincher; 41    Vice President         Mr. Tincher is a managing direc-
                                                tor and chief investment offi-
                                                cer--equities of Mitchell
                                                Hutchins. Prior to March 1995,
                                                he was a vice president and di-
                                                rected the U.S. funds manage-
                                                ment and equity research areas
                                                of Chase Manhattan Private
                                                Bank. Mr. Tincher is a vice
                                                president of 13 investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.
 Craig M. Varrelman; 38 Vice President         Mr. Varrelman is a first vice
                                                president and a portfolio man-
                                                ager of Mitchell Hutchins. Mr.
                                                Varrelman is a vice president
                                                of five investment companies
                                                for which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Stuart Waugh; 41       Vice President         Mr. Waugh is a managing director
                                                and a portfolio manager of
                                                Mitchell Hutchins responsible
                                                for global fixed income invest-
                                                ments and currency trading.
                                                Mr. Waugh is a vice president
                                                of five investment companies
                                                for which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Keith A. Weller; 35    Vice President and     Mr. Weller is a first vice pres-
                         Assistant Secretary    ident and associate general
                                                counsel of Mitchell Hutchins.
                                                Prior to May 1995, he was an
                                                attorney in private practice.
                                                Mr. Weller is a vice president
                                                and assistant secretary of 28
                                                investment companies for which
                                                Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Teresa M. West; 38     Vice President         Ms. West is a first vice presi-
                                                dent of Mitchell Hutchins.
                                                Prior to November 1993, she was
                                                compliance manager of Hyperion
                                                Capital Management, Inc., an
                                                investment advisory firm. Prior
                                                to April 1993, Ms. West was a
                                                vice president and man-

                                                     BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE POSITION WITH THE FUND     AND OTHER DIRECTORSHIPS
 ---------------------- ----------------------     -----------------------
                                                ager--legal administration of
                                                Mitchell Hutchins. Ms. West is
                                                a vice president of 29 invest-
                                                ment companies for which
                                                Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.

--------
 *Unless otherwise indicated, the business address of each listed person is
  1285 Avenue of the Americas, New York, New York 10019.
**Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
  Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $500 annually for each Portfolio and $150 for each board meeting and for each separate meeting of a board committee. The Fund presently has nine Portfolios and thus pays each such trustee $4,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Fund's current trustees who held office with the Fund or other PaineWebber funds during the fiscal year ended December 31, 1996.

                            COMPENSATION TABLE+

                                               AGGREGATE    TOTAL COMPENSATION
                                             COMPENSATION   FROM THE TRUST AND
         NAME OF PERSON, POSITION           FROM THE TRUST* THE FUND COMPLEX**
         ------------------------           --------------- ------------------
Richard Q. Armstrong,
 Trustee...................................     $6,176           $59,873
Richard R. Burt,
 Trustee...................................      4,826            51,173
Meyer Feldberg,
 Trustee...................................      9,286            96,181
George W. Gowen,
 Trustee...................................      9,286            92,431
Frederic V. Malek,
 Trustee...................................      9,286            92,431
Carl W. Schafer,
 Trustee...................................      6,176            62,307

--------

 + Only independent members of the board of trustees are compensated by the Fund and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended December 31, 1996.

** Represents total compensation paid to each trustee by the fund complex during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                          INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of each Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by Fee Agreements dated May 1, 1989, December 30, 1991 and September 1, 1993 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus.

  During each of the three years in the period ended December 31, 1996, Mitchell Hutchins earned (or accrued) advisory fees (net of any waivers) in the amounts set forth below:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                      --------------------------
PORTFOLIO                                               1996     1995     1994
---------                                             -------- -------- --------
Money Market Portfolio............................... $ 79,283 $128,777 $103,238
High Grade Fixed Income Portfolio....................   44,461   48,852   23,797
Strategic Fixed Income Portfolio.....................   62,785   90,046  105,843
Global Income Portfolio..............................  230,262  351,681  473,755
Balanced Portfolio...................................  249,995  110,377  236,113
Growth and Income Portfolio..........................  111,599   94,315   93,915
Growth Portfolio.....................................  325,065  334,603  355,689
Aggressive Growth Portfolio..........................  155,896  133,956   79,623
Global Growth Portfolio..............................  198,128  257,692  332,624

  The Advisory Contract authorizes Mitchell Hutchins to retain one or more Sub-Advisers but does not require Mitchell Hutchins to do so. Under a Sub-Advisory Contract dated September 21, 1995, Pacific Investment Management Company ("PIMCO") serves as Sub-Adviser to Strategic Fixed Income Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $31,393 and $11,324 for the fiscal years ended December 31, 1996 and December 31, 1995, respectively. Under a Sub-Advisory Contract dated September 1, 1993, Nicholas-Applegate Capital Management serves as Sub-Adviser to Aggressive Growth Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $97,434, $83,723 and $49,765 for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively. Under a Sub-Advisory Contract dated March 23, 1995, GE Investment Management Incorporated serves as Sub-Adviser to Global Growth Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $76,609 and $74,893 for the fiscal years ended December 31, 1996 and December 31, 1995, respectively.

  Under a Sub-Advisory Contract dated September 1, 1993, Wolf, Webb, Burk & Campbell served as Sub-Adviser to High Grade Fixed Income Portfolio until July 21, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $15,832 and $14,277 for the fiscal years ended
December 31, 1995 and December 31, 1994, respectively. Under a Sub-Advisory Contract dated May 26, 1994, Mitchell Hutchins Institutional Investors Inc. served as Sub-Adviser to Growth and Income Portfolio until April 3, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $7,400 and $27,400 for the fiscal years ended December 31, 1995 and December 31, 1994, respectively.

  Under the terms of the Advisory Contract, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's board of trustees in such manner as the board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolio by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Portfolio for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under each Sub-Advisory Contract, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Portfolio, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, the Portfolio, its shareholders or Mitchell Hutchins to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice to the Sub-Adviser, or by the Sub-Adviser on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by the Sub-Adviser of its representations and warranties; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to the Sub-Adviser.

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  Personnel of each Sub-Adviser also may invest in securities for their own accounts pursuant to the applicable Sub-Adviser's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for each Portfolio. In executing portfolio transactions, Mitchell Hutchins or the applicable Sub-Adviser seeks to obtain the best net results for each Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins or the applicable Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results.

  During each of the three years in the period ended December 31, 1996, the Portfolios paid the brokerage commissions set forth below:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                             ----------------------------------
PORTFOLIO                                       1996       1995        1994
---------                                    ---------- ----------- -----------
Money Market Portfolio...................... $        0 $         0 $         0
High Grade Fixed Income Portfolio...........          0           0           0
Strategic Fixed Income Portfolio............      2,729           0           0
Global Income Portfolio.....................          0           0           0
Balanced Portfolio..........................     65,857      39,766      63,641
Growth and Income Portfolio.................     31,792      34,846      45,863
Growth Portfolio............................     33,885      52,967      37,100
Aggressive Growth Portfolio.................     53,904      57,802      49,178
Global Growth Portfolio.....................     78,261     341,107     397,060

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of the Portfolios' brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During each of the three years in the period ended December 31, 1996, the Portfolios paid to PaineWebber the brokerage commissions set forth below:

                                               FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------
PORTFOLIO                                         1996       1995       1994
---------                                      ---------- ---------- ----------
Money Market Portfolio........................ $        0 $        0 $        0
High Grade Fixed Income Portfolio.............          0          0          0
Strategic Fixed Income Portfolio..............          0          0          0
Global Income Portfolio.......................          0          0          0
Balanced Portfolio............................      1,320        504        720
Growth and Income Portfolio...................        852      1,400      1,817
Growth Portfolio..............................        300        900        600
Aggressive Growth Portfolio...................        186          0          0
Global Growth Portfolio.......................          0          0      1,137

  The $300 in brokerage commissions paid by Growth Portfolio to PaineWebber during the fiscal year ended December 31, 1996 represented 0.89% of the aggregate brokerage commissions paid by that Portfolio and 0.11% of the aggregate dollar amount of transactions involving the payment of commissions. The $1,320 in brokerage commissions paid by Balanced Portfolio to PaineWebber during the fiscal year ended December 31, 1996 represented 2.01% of the aggregate brokerage commissions paid by that Portfolio and 0.15% of the aggregate dollar amount of transactions involving the payment of commissions. The $852 in brokerage commissions paid by Growth and Income Portfolio to PaineWebber during the fiscal year ended December 31, 1996 represented 2.68% of the aggregate brokerage commissions paid by that Portfolio and 0.14% of the aggregate dollar amount of transactions involving the payment of commissions. The $186 in brokerage commissions paid by Aggressive Growth Portfolio to PaineWebber during the fiscal year ended December 31, 1996 represented 0.35% of the aggregate brokerage commissions paid by that Portfolio and 0.15% of the aggregate dollar amount of transactions involving the payment of commissions.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Portfolio and subject to the review of the Fund's board of trustees, Mitchell Hutchins or the applicable Sub-Adviser may cause a Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the applicable Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the applicable Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1996, the Portfolios directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the Portfolios paid the brokerage commissions indicated below:

                                            AMOUNT OF PORTFOLIO    BROKERAGE
PORTFOLIO                                      TRANSACTIONS     COMMISSIONS PAID
---------                                   ------------------- ----------------
Money Market Portfolio.....................     $         0         $     0
High Grade Fixed Income Portfolio..........     $         0         $     0
Strategic Fixed Income Portfolio...........     $         0         $     0
Global Income Portfolio....................     $         0         $     0
Balanced Portfolio.........................     $18,272,505         $23,693
Growth and Income Portfolio................     $ 3,968,857         $ 5,400
Growth Portfolio...........................     $ 3,617,056         $ 5,892
Aggressive Growth Portfolio................     $30,861,782         $50,022
Global Growth Portfolio....................     $ 2,192,000         $ 4,991

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins or the applicable Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins or the applicable Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or the applicable Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include

Mitchell Hutchins or the applicable Sub-Adviser receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the applicable Sub-Adviser under the Advisory Contract or Sub-Advisory Contract. Research services furnished by brokers or dealers through which or with which the Portfolios effect securities transactions may be used by Mitchell Hutchins or the applicable Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the applicable Sub-Adviser in connection with these other funds or accounts may be used in advising the Portfolios.

  Investment decisions for each Portfolio and for other investment accounts managed by Mitchell Hutchins or the applicable Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolios will not purchase securities that are offered in underwritings in which Mitchell Hutchins, the applicable Sub-Adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, the applicable Sub-Adviser or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Portfolio and will not be a limiting factor when Mitchell Hutchins or the applicable Sub-Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1996 and December 31, 1995, respectively, the portfolio turnover rates were as set forth below:

                                                   PORTFOLIO TURNOVER RATES
                                                      FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                   ---------------------------
PORTFOLIO                                              1996           1995
---------                                              ----           ----
Money Market Portfolio............................          n/a            n/a
High Grade Fixed Income Portfolio.................          282%           136%
Strategic Fixed Income Portfolio..................          317%           234%
Global Income Portfolio...........................          134%           160%
Balanced Portfolio................................          235%           171%
Growth and Income Portfolio.......................           99%           134%
Growth Portfolio..................................           53%            41%
Aggressive Growth Portfolio.......................          115%           119%
Global Growth Portfolio...........................           44%           157%

  The substantial increase in the portfolio turnover rate for Strategic Fixed Income Portfolio in 1996, as compared to 1995, was primarily attributed to rolling buy forwards of foreign securities, as well as pair-off transactions of mortgage-backed securities, and turn-around transactions with respect to U.S. government and agency securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The insurance company separate accounts purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently, the NYSE is closed on the observance of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Each Portfolio determines its net asset value as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, the debt securities of the Portfolios (with the exception of Money Market Portfolio) are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Fund's board of trustees determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

  All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board of trustees. The foreign currency exchange transactions of Strategic Fixed Income, Global Income and Global Growth Portfolios conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

  Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

  The Fund's board of trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                                     TAXES

  Shares of the Portfolios are offered only to insurance company separate accounts that fund the Contracts. See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

  Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio must, and intends to continue to, comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities).

  If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as a RIC.

  Dividends and interest received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Any Portfolio that may purchase or hold equity securities may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which most likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirement--even if those earnings and gains were not distributed to the Portfolios by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                                   DIVIDENDS

  MONEY MARKET PORTFOLIO. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically reinvested in Portfolio shares monthly. The Portfolio does not expect to realize net capital gain. In the event of a redemption of all of the Portfolio's shares held by a shareholder, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

  The Fund's board of trustees may revise the above dividend policy, or postpone the payment of dividends, if the Portfolio should have or anticipate any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board of trustees to take any such action.

                               OTHER INFORMATION

  Prior to August 14, 1995, the name of Growth and Income Portfolio was "Dividend Growth Portfolio." Prior to September 21, 1995, the name of Strategic Fixed Income Portfolio was "Government Portfolio" and the name of High Grade Fixed Income Portfolio was "Fixed Income Portfolio." Prior to January 26, 1996, the name of Balanced Portfolio was "Asset Allocation Portfolio."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or any Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolios.

  More than 99% of the outstanding shares of Money Market, Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth and Global Growth Portfolios is, at the date of this Statement of Additional Information, owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company, and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. More than 99% of the outstanding shares of High Grade Fixed Income and Aggressive Growth Portfolios is, at the date of this Statement of Additional Information, owned by PaineWebber Life Variable Annuity Account. American Benefit Life Insurance Company is a wholly owned subsidiary of American Republic Insurance Company.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C-- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D--This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "D". Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A-- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba-- Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B-- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  S&P also rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. AAA--Highest grade. Capacity to pay interest and repay principal extremely strong. AA--High grade. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree. A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB--Regarded as having adequate capacity to pay interest and repay principal. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI--Reserved for income bonds on which no interest is being paid. D--In default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          PART C.  OTHER INFORMATION
                          --------------------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)   Financial Statements:

Included in Part A of this Registration Statement:
--------------------------------------------------

      Financial Highlights for each of the Money Market, Growth and Global Growth Portfolios for each of the nine years in the period ended December 31, 1996 and for the period May 4, 1987 (commencement of operations) to December 31, 1987.

      Financial Highlights for the Global Income Portfolio for each of the eight years in the period ended December 31, 1996 and for the period May 1, 1988 (commencement of operations) to December 31, 1988.

      Financial Highlights for the Balanced Portfolio for each of the eight years in the period ended December 31, 1996 and for the period June 1, 1988 (commencement of operations) to December 31, 1988.

      Financial Highlights for the Strategic Fixed Income Portfolio for each of the seven years in the period ended December 31, 1996 and for the period July 5, 1989 (commencement of operations) to December 31, 1989.

      Financial Highlights for the Growth and Income Portfolio for each of the four years in the period ended December 31, 1996 and for the period January 2, 1992 (commencement of operations) to December 31, 1992.

      Financial Highlights for the Aggressive Growth Portfolio for each of the three years in the period ended December 31, 1996 and for the period November 2, 1993 (commencement of operations) to December 31, 1993.

      Financial Highlights for the High Grade Fixed Income Portfolio for each of the three years in the period ended December 31, 1996 and for the period November 8, 1993 (commencement of operations) to December 31, 1993.


Included in Part B of this Registration Statement through incorporation by
--------------------------------------------------------------------------
reference from the Annual Report to Shareholders (previously filed with the
---------------------------------------------------------------------------
Securities and Exchange Commission through EDGAR on February 28, 1997,
----------------------------------------------------------------------
Accession No. 0000806591-97-000001:
-----------------------------------

      Portfolio of Investments at December 31, 1996

      Statement of Assets and Liabilities at December 31, 1996

      Statement of Operations for the year ended December 31, 1996

      Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996

      Notes to Financial Statements

      Financial Highlights for each of the five years in the period ended December 31, 1996 for the Money Market, Growth, Global Growth, Global Income, Strategic Fixed Income and Balanced Portfolios.

      Financial Highlights for each of the four years in the period ended December 31, 1996 and for the period January 2, 1992 (commencement of operations) to December 31, 1992 for the Growth and Income Portfolio.

      Financial Highlights for each of the three years in the period ended December 31, 1996 and for the period November 2, 1993 (commencement of operations) to December 31, 1993 for the Aggressive Growth Portfolio.

      Financial Highlights for each of the three years in the period ended December 31, 1996 and for the period November 8, 1993 (commencement of operations) to December 31, 1993 for the High Grade Fixed Income Portfolio.

      Report of Ernst & Young LLP, Independent Auditors, dated February 6, 1997.

(b)   Exhibits:

(1)   (a)   Declaration of Trust 1/
                                 -
      (b)  Amendment effective January 28, 1988 to Declaration of Trust 3/
                                                                        -
      (c)  Amendment effective February 24, 1989 to Declaration of Trust 5/
                                                                         -
      (d)  Amendment effective December 31, 1990 to Declaration of Trust 7/
                                                                         -
      (e)  Amendment effective October 15, 1991 to Declaration of Trust 8/
                                                                        -
      (f)  Amendment effective May 25, 1993 to Declaration of Trust 10/
                                                                    --
      (g)  Amendment effective August 14, 1995 to Declaration of Trust 15/
                                                                       --
      (h)  Amendment effective February 29, 1996 to Declaration of Trust 16/
                                                                         --

(2)   (a)  By-laws, as amended 1/
                               -
      (b)  Amendments effective March 19, 1991 to By-Laws 7/
                                                          -
      (c)  Amendment dated September 28, 1994 to By-Laws 13/
                                                         --
(3)        Voting trust agreement - none
(4) Instruments defining the rights of holders of the Registrant's shares of beneficial interest 14/
                                  --
(5)        Investment Advisory and Administration Contract 4/
                                                           -
      (a) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio 6/
                                            -
      (b) Investment Advisory and Administration Fee Agreement with respect to Growth and Income Portfolio 9/
                                       -
      (c)  Investment Advisory and Administration Fee Agreement with respect to High Grade Fixed Income Portfolio 12/
                                                --
      (d) Investment Advisory and Administration Fee Agreement with respect to Balanced Portfolio 12/
                              --
      (e) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio 12/
                                       --
      (f)  Sub-Investment Advisory Contract with respect to the Aggressive
           Growth    Portfolio 11/
                               --

      (g)  Sub-Advisory Agreement with respect to the Global Growth Portfolio
           16/
           --

      (h) Sub-Advisory Agreement with respect to the Strategic Fixed Income Portfolio 16/
                     --
(6)        Underwriting Contract - none
(7)        Bonus, profit sharing or pension plans - none
(8)        Custodian Agreement
      (a) Custodian Agreement with State Street Bank and Trust Company with respect to the assets of Money Market and Growth Portfolios 2/
                                                                       -
      (b) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Balanced Portfolio 5/
                                                      -
      (c) Amendment to Custodian Agreement with State Street Bank and Trust Company for addition of Strategic Fixed Income Portfolio 6/
                                                                    -
      (d) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Growth and Income Portfolio 9/
                                                               -

      (e) Addendum to Custodian Agreement with State Street Bank and Trust Company with respect to the assets of Global Growth Portfolio 16/
                                                                         --

      (f) Custodian Agreement with Brown Brothers Harriman & Co. with respect to the assets of Global Income Portfolio 5/
                                                    -
(9)        Transfer Agency Services and Shareholder Services Agreement 9/
                                                                       -
(10)  (a)   Opinion and consent of Kirkpatrick & Lockhart LLP, counsel to the
            Registrant 1/
                       -
      (b) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to Growth and Income Portfolio 8/
                                       -
      (c) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Grade Fixed Income Portfolio and Aggressive Growth Portfolio 10/
                                                                             --

(11)       Other opinions, appraisals, rulings and consents:
      (a)  Independent Auditors' Consent (filed herewith)
(12)       Financial statements omitted from prospectus-none
(13)       Letter of investment intent 1/
                                       -
(14)       Prototype Retirement Plan - none
(15)       Plan pursuant to Rule 12b-1 - none
(16)       Schedule of Computation for Performance Quotations - not applicable
(17) and
27)   Financial Data Schedule (filed herewith)
(18)       Plan pursuant to Rule 18f-3 (not applicable)
______________________

1/    Incorporated by reference to Pre-Effective Amendment No. 1, SEC File
-     No. 33-10438, filed April 1, 1987.


2/    Incorporated by reference to Post-Effective Amendment No. 1, SEC File
-     No. 33-10438, filed September 30, 1987.

3/    Incorporated by reference to Post-Effective Amendment No. 3, SEC File
-     No. 33-10438, filed March 3, 1988.

4/    Incorporated by reference to Post-Effective Amendment No. 4, SEC File
-     No. 33-10438, filed April 29, 1988.

5/    Incorporated by reference to Post-Effective Amendment No. 6, SEC File
-     No. 33-10438, filed April 28, 1989.

6/    Incorporated by reference to Post-Effective Amendment No. 8, SEC File
-     No. 33-10438, filed March 2, 1990.

7/    Incorporated by reference to Post-Effective Amendment No. 10, SEC File
-     No. 33-10438, filed May 1, 1991.

8/    Incorporated by reference to Post-Effective Amendment No. 11, SEC File
-     No. 33-10438, filed November 1, 1991.

9/    Incorporated by reference to Post-Effective Amendment No. 14, SEC File
-     No. 33-10438, filed April 30, 1993.

10/   Incorporated by reference to Post-Effective Amendment No. 15, SEC File
--    No. 33-10438, filed July 2, 1993.

11/   Incorporated by reference to Post-Effective Amendment No. 16, SEC File
--    No. 33-10438, filed March 2, 1994.

12/   Incorporated by reference to Post-Effective Amendment No. 17, SEC File
--    No. 33-10438, filed April 21, 1994.

13/   Incorporated by reference to Post-Effective Amendment No. 20, SEC File
--    No. 33-10438, filed April 28, 1995.

14/   Incorporated by reference from Articles III, VIII, IX, X, and XI of
-- Registrant's Declaration of Trust, as amended effective August 13, 1987, February 26, 1988, February 24, 1989, December 31, 1990, October 15,1991,
      May 25, 1993, August 14, 1995, and February 29, 1996, and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994.

15/   Incorporated by reference to Post-Effective Amendment No. 21, SEC File
--    No. 33-10438, filed September 1, 1995.

16/   Incorporated by reference to Post-Effective Amendment No. 23, SEC File
--    No. 10438, filed May 1, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant
-----------------------------------------------------------------------

     As of April 15, 1997, more than 99% of the outstanding shares of beneficial interest of each of the nine operating portfolios of the Registrant were owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. More than 99% of the outstanding shares of beneficial interest of each of Fixed Income, Balanced and Aggressive Growth Portfolios is, at the date of this Prospectus, owned by PaineWebber Life Variable Annuity Account. Information about persons controlled by or under common control of American Republic Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statement of American Republic Variable Annuity Account, File No. 33-10417, and is hereby incorporated herein by reference. Information about persons controlled by or under common control of American Benefit Life Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statement of American Benefit Variable Annuity Account, File No. 33-19254, and is hereby incorporated herein by reference. Information about persons controlled by or under common control of PaineWebber Life Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statements of the PaineWebber Life Separate Account, File No. 33-58808 and File No. 33-61488, and is hereby incorporated by reference.


Item 26.  Number of Holders of Securities
          -------------------------------

     Title of Class of Shares        Number of Record Holders
     ------------------------        ------------------------
     of Beneficial Interest          as of April 15, 1997
     ------------------------        --------------------

Money Market Portfolio                        4
Global Growth Portfolio                       4
Growth Portfolio                              4
Balanced Portfolio                            4
Global Income Portfolio                       4
Strategic Income Portfolio                    4
Growth and Income Portfolio                   4
High Grade Fixed Income Portfolio             2
Aggressive Growth Portfolio                   2

Item 27.  Indemnification
          ---------------

     Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

     Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with the advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

     Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Section 9 of the Investment Advisory and Administration Contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Registrant provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Registrant or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

     Section 7 of each Sub-Advisory Agreement provides that the applicable sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the sub-adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber Incorporated ("PaineWebber"), which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed on as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

     Nicholas-Applegate Capital Management ("Nicholas-Applegate"), a California limited partnership, is a registered investment adviser. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Inc., a California corporation owned by Arthur E. Nicholas, its director and sole shareholder. Nicholas-Applegate is primarily engaged in the investment advisory business and provides investment advisory services to corporate, institutional and individual clients as well as serving as adviser or sub-adviser to a number of registered investment companies. Information as to the officers and directors of Nicholas-Applegate is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-21442) and is incorporated herein by reference.

     GE Investment Management Incorporated ("GEIM"), a Delaware corporation, is a registered investment adviser and is wholly owned by General Electric Company. GEIM is primarily engaged in the investment advisory business. Information as to the officers and directors of GEIM is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-31947) and is incorporated herein by reference.

     Pacific Investment Management Company ("PIMCO"), a Delaware partnership, is a registered investment adviser and a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual") and PIMCO Partners, L.L.C., a limited liability company controlled by the PIMCO Managing Directors. PIMCO is primarily engaged in the investment advisory business. Information as to the officers and Managing Directors and partners of PIMCO is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-48187) and is incorporated herein by reference.


Item 29.  Principal Underwriters
          ----------------------

     Not applicable


Item 30.  Location of Accounts and Records
          --------------------------------

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.


Item 31.  Management Services
          -------------------

     Not applicable.


Item 32.  Undertakings
          ------------

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of April, 1997.

                    PAINEWEBBER SERIES TRUST

                    By:  /s/ Dianne E. O'Donnell
                        ---------------------------------
                         Dianne E. O'Donnell
                         Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                                Date
---------                    -----                                ----
/s/ Margo N. Alexander       President and Trustee                April 25, 1997
---------------------------  (Chief Executive Officer)
 Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.   Trustee and Chairman                 April 25, 1997
---------------------------  of the Board of Trustees
 E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong     Trustee                              April 25, 1997
---------------------------
 Richard Q. Armstrong *

/s/ Richard R. Burt          Trustee                              April 25, 1997
---------------------------
 Richard R. Burt *

/s/ Mary C. Farrell          Trustee                              April 25, 1997
---------------------------
 Mary C. Farrell *

/s/ Meyer Feldberg           Trustee                              April 25, 1997
---------------------------
 Meyer Feldberg *

/s/ George W. Gowen          Trustee                              April 25, 1997
---------------------------
 George W. Gowen *

/s/ Frederic V. Malek        Trustee                              April 25, 1997
---------------------------
 Frederic V. Malek *

/s/ Carl W. Schafer          Trustee                              April 25, 1997
---------------------------
 Carl W. Schafer *

/s/ Julian F. Sluyters       Vice President and Treasurer         April 25, 1997
---------------------------  (Chief Financial and Accounting
 Julian F. Sluyters          Officer)


* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File No. 2-89016, filed June 27, 1996.

                                 Exhibit Index
                                 -------------


Exhibits
--------
(1)   (a)   Declaration of Trust 1/
                                 -
      (b)   Amendment effective January 28, 1988 to Declaration of Trust 3/
                                                                         -
      (c)  Amendment effective February 24, 1989 to Declaration of Trust 5/
                                                                         -
      (d)  Amendment effective December 31, 1990 to Declaration of Trust 7/
                                                                         -
      (e)  Amendment effective October 15, 1991 to Declaration of Trust 8/
                                                                        -
      (f)  Amendment effective May 25, 1993 to Declaration of Trust 10/
                                                                    --
      (g)  Amendment effective August 14, 1995 to Declaration of Trust 15/
                                                                       --
      (h)  Amendment effective February 29, 1996 to Declaration of Trust 16/
                                                                         --
(2)   (a)   By-laws, as amended 1/
                                -
      (b)  Amendments effective March 19, 1991 to By-Laws 7/
                                                       -
      (c)  Amendment dated September 28, 1994 to By-Laws 13/
                                                         --
(3)  Voting trust agreement - none
(4) Instruments defining the rights of holders of the Registrant's shares of beneficial interest 14/
                         --
(5)  Investment Advisory and Administration Contract 4/
                                                     -
      (a) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio 6/
                                            -
      (b) Investment Advisory and Administration Fee Agreement with respect to Growth and Income Portfolio 9/
                                       -
      (c) Investment Advisory and Administration Fee Agreement with respect to High Grade Fixed Income Portfolio 12/
                                             --
      (d) Investment Advisory and Administration Fee Agreement with respect to Balanced Portfolio 12/
                              --
      (e) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio 12/
                                       --
      (f) Sub-Investment Advisory Contract with respect to the Aggressive Growth Portfolio 11/
                            --
      (g)  Sub-Advisory Agreement with respect to the Global Growth Portfolio
           16/
           --
      (h) Sub-Advisory Agreement with respect to the Strategic Fixed Income Portfolio 16/
                     --
(6)        Underwriting Contract - none
(7)        Bonus, profit sharing or pension plans - none
(8)        Custodian Agreement
      (a) Custodian Agreement with State Street Bank and Trust Company with respect to the assets of Money Market and Growth Portfolios 2/
                                                                       -
      (b) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Balanced Portfolio 5/
                                                      -
      (c) Amendment to Custodian Agreement with State Street Bank and Trust Company for addition of Strategic Fixed Income Portfolio 6/
                                                                    -
      (d) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Growth and Income Portfolio 9/
                                                               -
      (e) Addendum to Custodian Agreement with State Street Bank and Trust Company with respect to the assets of Global Growth Portfolio 16/
                                                                         --
      (f) Custodian Agreement with Brown Brothers Harriman & Co. with respect to the assets of Global Income Portfolio 5/
                                                    -
(9)        Transfer Agency Services and Shareholder Services Agreement 9/
                                                                       -
(10)  (a)  Opinion and consent of Kirkpatrick & Lockhart LLP, counsel to the
           Registrant 1/
                      -
      (b) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to Growth and Income Portfolio 8/
                                       -
      (c) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Grade Fixed Income Portfolio and Aggressive Growth Portfolio 10/
                                                                             --
(11)       Other opinions, appraisals, rulings and consents:
      (a)  Independent Auditors' Consent (filed herewith)
(12)       Financial statements omitted from prospectus-none
(13)       Letter of investment intent 1/
                                       -

(14)       Prototype Retirement Plan - none
(15)       Plan pursuant to Rule 12b-1 - none
(16)       Schedule of Computation for Performance Quotations - not
           applicable
(17) and
 27)       Financial Data Schedule (filed herewith)
(18)       Plan pursuant to Rule 18f-3 (not applicable)
______________________

1/         Incorporated by reference to Pre-Effective Amendment No. 1, SEC File
-          No. 33-10438, filed April 1, 1987.

2/         Incorporated by reference to Post-Effective Amendment No. 1, SEC
-          File No. 33-10438, filed September 30, 1987.

3/         Incorporated by reference to Post-Effective Amendment No. 3, SEC
-          File No. 33-10438, filed March 3, 1988.

4/         Incorporated by reference to Post-Effective Amendment No. 4, SEC
-          File No. 33-10438, filed April 29, 1988.

5/         Incorporated by reference to Post-Effective Amendment No. 6, SEC
-          File No. 33-10438, filed April 28, 1989.

6/         Incorporated by reference to Post-Effective Amendment No. 8, SEC
-          File No. 33-10438, filed March 2, 1990.

7/         Incorporated by reference to Post-Effective Amendment No. 10, SEC
-          File No. 33-10438, filed May 1, 1991.

8/         Incorporated by reference to Post-Effective Amendment No. 11, SEC
-          File No. 33-10438, filed November 1, 1991.

9/         Incorporated by reference to Post-Effective Amendment No. 14, SEC
-          File No. 33-10438, filed April 30, 1993.

10/        Incorporated by reference to Post-Effective Amendment No. 15, SEC
--         File No. 33-10438, filed July 2, 1993.

11/        Incorporated by reference to Post-Effective Amendment No. 16, SEC
--         File No. 33-10438, filed March 2, 1994.

12/        Incorporated by reference to Post-Effective Amendment No. 17, SEC
--         File No. 33-10438, filed April 21, 1994.

13/        Incorporated by reference to Post-Effective Amendment No. 20, SEC
--         File No. 33-10438, filed April 28, 1995.

14/        Incorporated by reference from Articles III, VIII, IX, X, and XI of
-- Registrant's Declaration of Trust, as amended effective August 13, 1987, February 26, 1988, February 24, 1989, December 31, 1990,
           October 15, 1991, May 25, 1993, August 14, 1995, and February 29, 1996, and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994 .

15/        Incorporated by reference to Post-Effective Amendment No. 21, SEC
--         File No. 33-10438, filed September 1, 1995.

16/        Incorporated by reference to Post-Effective Amendment No. 23, SEC
--         File No. 10438, filed May 1, 1996.